UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

Delcath Systems, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than The Registrant)

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1633 Broadway, Suite 22C

New York, New York 10019

April 4, 2022

To the Stockholders of Delcath Systems, Inc.:

You are cordially invited to attend our annual meeting of stockholders to be held at 9:30 a.m. Eastern Time, on Wednesday, May 4, 2022 in a virtual format.

The annual meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet at www.virtualshareholdermeeting.com/DCTH2022.

Information regarding each of the matters to be voted on at the virtual annual meeting is contained in the accompanying Notice of Annual Meeting of Stockholders and Proxy Statement. Our Board of Directors recommends that you vote “for” each of the proposals to be presented at the meeting.

Whether or not you plan to attend the virtual annual meeting, we urge you to complete, sign and date the accompanying proxy card and return it in the enclosed postage-prepaid envelope as soon as possible. If you later decide to attend the virtual annual meeting or change your vote, you may withdraw your proxy and vote via the Internet, by telephone or at the virtual annual meeting.

Your vote is important. Whether you own a few shares or many, and whether or not you plan to attend the virtual annual meeting, it is important that your shares be represented and voted.

We thank you for your continued support of Delcath Systems, Inc.

Very truly yours,

Gerard Michel

Chief Executive Officer

1633 Broadway, Suite 22C

New York, New York 10019

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON MAY 4, 2022

To the Stockholders of Delcath Systems, Inc.:

Notice is hereby given that the 2022 Annual Meeting of Stockholders of Delcath Systems, Inc., a Delaware corporation (the “Company”), will be held at 9:30 a.m. Eastern Time on Wednesday, May 4, 2022, in a virtual format only for the purpose of considering and taking action on the following proposals:

(1)	to elect two Class I nominees as Class I directors for a term expiring at the 2025 annual meeting of the Company’s stockholders and until their successors are elected and qualified;

(2)	to approve the adoption of the Company’s 2021 Employee Stock Purchase Plan;

(3)

to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022;

(4)	to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the proxy statement; and

(5)	to transact such other business as may properly come before the 2022 Annual Meeting or any adjournments thereof.

The matters listed in this Notice of Annual Meeting of Stockholders are described in detail in the accompanying proxy statement. The Board is not aware of any other business to come before the 2022 Annual Meeting.

Our Board has fixed the close of business on March 10, 2022 as the record date for determining those stockholders who are entitled to notice of and to vote at the 2022 Annual Meeting or any adjournment of our Annual Meeting.

The 2022 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. Stockholders will be able to attend, vote and submit questions (both before, and for a portion of, the meeting) from any location via the Internet at www.virtualshareholdermeeting.com/DCTH2022.

A complete list of registered stockholders entitled to vote at the Annual Meeting will be available for ten days prior to the Annual Meeting for any purposes germane to the Annual Meeting between the hours of 9:00 a.m. and 5:00 p.m., at our principal executive offices at 1633 Broadway, Suite 22C, New York, New York 10019, by contacting the Secretary of the Company. Due to the COVID-19 pandemic, registered stockholders must make an appointment and must comply with the Company’s COVID-19 protocols. The list will be available at the Annual Meeting, and through the conclusion of the Annual Meeting, on the virtual Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2022. Only those persons logging into the virtual Annual Meeting as a registered stockholder will be able to access the list.

Your vote is important. Whether or not you plan to attend the virtual Annual Meeting, please submit a proxy as promptly as possible by using the internet or the designated toll-free telephone number, or by signing, dating and returning by mail the proxy card in the return envelope provided.

On or about April 4, 2022, we will commence mailing of the proxy statement and form of proxy.

By order of the Board

New York, New York April 4, 2022	Roger G. Stoll, Ph.D. Chair of the Board	Gerard Michel Chief Executive Officer

DELCATH SYSTEMS, INC.

PROXY STATEMENT

TABLE OF CONTENTS

INFORMATION ABOUT THE 2022 ANNUAL MEETING AND VOTING	1
PROPOSAL 1: ELECTION OF TWO CLASS I DIRECTORS	6
PROPOSAL 2: APPROVAL OF DELCATH SYSTEMS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN	10
PROPOSAL 3: RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022	16
PROPOSAL 4: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT	18
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	19
DELINQUENT SECTION 16(A) REPORTS	21
CORPORATE GOVERNANCE AND RELATED MATTERS	22
TRANSACTIONS WITH RELATED PERSONS	26
DIRECTOR COMPENSATION	27
INFORMATION ABOUT OUR EXECUTIVE OFFICERS	28
EXECUTIVE COMPENSATION	29
SUMMARY COMPENSATION TABLE	30
GRANTS OF PLAN-BASED AWARDS—2021	31
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2021	32
EMPLOYMENT ARRANGEMENTS	33
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL	35
AUDIT COMMITTEE REPORT	36
STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING	37
OTHER MATTERS	37
WHERE YOU CAN FIND MORE INFORMATION	37
APPENDIX A: DELCATH SYSTEMS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN	A-1

1633 Broadway, Suite 22C

New York, New York 10019

PROXY STATEMENT

INFORMATION ABOUT THE 2022 ANNUAL MEETING AND VOTING

The enclosed proxy is solicited by the Board of Directors of Delcath Systems, Inc. (“Delcath,” “we,” “our,” “us” or “the Company”) to be voted at our 2022 Annual Meeting of Stockholders (the “2022 Annual Meeting”) to be held at 9:30 a.m. Eastern Time on May 4, 2022 in a virtual meeting format only at www.virtualshareholdermeeting.com/DCTH2022.

Important Notice Regarding the Availability of Proxy Materials for

the Stockholder Meeting to be Held on May 4, 2022

A copy of this Proxy Statement, the Forms of Proxy Card, the Notice of Annual Meeting of Stockholders, and the Company’s 2021 Annual Report are available on the Internet at www.proxyvote.com as well as the 2022 Annual Meeting website referenced below.

Purpose of the 2022 Annual Meeting.	To consider and vote on the following proposals:

(1)   to elect the two Class I nominees named in this Proxy Statement as Class I directors to hold office until the 2025 annual meeting of the Company’s stockholders and until their successors are elected and qualified;

(2) to approve the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan;

(3)   to ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022;

(4) to approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in this Proxy Statement; and
(5) to transact such other business as may properly come before the 2022 Annual Meeting or any adjournment or postponement thereof.

Stockholders entitled to vote.

Only stockholders of record at the close of business on March 10, 2022 are entitled to notice of and to vote at the 2022 Annual Meeting. At the close of business on March 10, 2022, there were 7,906,728 shares of our common stock, $0.01 par value per share (the “Common Stock”), 9,604.650 shares of our Series E Convertible Preferred Stock, $0.01 par value per share, and 1,752.560 shares of our Series E-1 Convertible Preferred Stock, $0.01 par value per share, issued, outstanding and entitled to vote, but, in the case of such preferred stock, subject to the application of the Beneficial Ownership Limitation discussed below.

Beneficial Ownership Limitation: The voting of the Series E Convertible Preferred Stock and the Series E-1 Convertible Preferred Stock (referred to, together, as the “Preferred Stock”) is limited by the certificates of designation for such Preferred Stock, which provide that the Company shall not affect any conversion of the Preferred Stock, and a holder of Preferred Stock will not have the right to convert any portion of the Preferred Stock, to the extent that, after giving effect to the conversion, the holder (together with its affiliates and any persons acting as a group together with the holder or any of the holder’s affiliates) (such persons, “Attribution Parties”), would beneficially own in excess of the Beneficial Ownership Limitation. For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by such holder and its affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon conversion of the Preferred Stock with respect to which such determination is being made, but will exclude the number of shares of Common Stock which are issuable upon (i) conversion of the remaining, unconverted Stated Value of Preferred Stock beneficially owned by such holder or any of its affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of the Company subject to a limitation on conversion or exercise analogous to the limitation contained in the certificate of designations (including, without limitation, the Preferred Stock and related warrants), beneficially owned by such holder or any of its affiliates or Attribution Parties. To the extent that the Beneficial Ownership Limitation applies, the determination of whether the Preferred Stock is convertible (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and of how many shares of Preferred Stock are convertible is in the sole discretion of such holder, and the submission of a notice of conversion to the Company will be deemed to be such holder’s determination of whether the shares of Preferred Stock may be converted (in relation to other securities owned by such holder together with any affiliates and Attribution Parties) and how many shares of the Preferred Stock are convertible, in each case subject to the Beneficial Ownership Limitation. The “Beneficial Ownership Limitation” is 4.99% (or, upon written election by a holder which is delivered to the Company prior to the issuance of any shares of Preferred Stock to such holder, 9.99%) of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon conversion of Preferred Stock held by the applicable holder. A holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation applicable to its Preferred Stock provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon conversion of Preferred Stock held by the holder. Any such increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company and will only apply to such holder and no other holder.

Number of votes.

Holders of Common Stock have one vote for each share of Common Stock held and holders of Preferred Stock are entitled to vote with the holders of shares of Common Stock, and not as a separate class, on an as-converted basis, subject to the Beneficial Ownership Limitation applicable to the Preferred Stock as set forth in the Certificate of Designation of Preferences, Rights and Limitations of Series E Convertible Preferred Stock and Certificate of Designation of Preferences, Rights and Limitations of Series E-1 Convertible Preferred Stock, incorporated by reference as Exhibits 4.1 and 4.2 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021.

The shares of Series E Convertible Preferred Stock that are issued and outstanding as of the record date, March 10, 2022, are convertible into an aggregate of 960,465 shares of Common Stock and the shares of Series E-1 Convertible Preferred Stock that are issued and outstanding as of the record date, March 10, 2022, are convertible into an aggregate of 175,256 shares of Common Stock, amounting to an aggregate of 1,135,721 shares of Common Stock, prior to taking into account the Beneficial Ownership Limitation. The aggregate number of shares entitled to vote, including all Common Stock and Preferred Stock on an as converted basis, after taking into account the Beneficial Ownership Limitation, is 8,324,658 shares.

Attending the virtual meeting.

Stockholders of record as of March 10, 2022 will be able to participate in the 2022 Annual Meeting by visiting our 2022 Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2022. To participate in the 2022 Annual Meeting, you will need the 16-digit control number included on your proxy card or on the instructions that accompanied your proxy materials.

The 2022 Annual Meeting will begin promptly at 9:30 a.m. Eastern time on Wednesday, May 4, 2022.

Online check-in will begin at 9:15 a.m. Eastern time, and you should allow approximately 15 minutes for the online check-in procedures.

How to Vote.

Whether or not you plan to virtually attend the 2022 Annual Meeting and regardless of the number of shares of the Company’s Common Stock and/or Preferred Stock that you own, please cast your vote, at your earliest convenience, as instructed in the proxy card and/or voting instruction form. Your vote is very important. Your vote before the 2022 Annual Meeting will ensure representation of your shares at the 2022 Annual Meeting even if you are unable to virtually attend. You may submit your vote by the Internet, telephone, mail or during virtual attendance at the 2022 Annual Meeting. Voting over the Internet or by telephone is fast and convenient, and your vote is immediately confirmed and tabulated. By using the Internet or telephone, you help us reduce postage, printing and proxy tabulation costs. We encourage all holders of record to vote in accordance with the instructions on the proxy card and/or voting instruction form prior to the 2022 Annual Meeting even if they plan on virtually attending the meeting. Submitting a vote before the 2022 Annual Meeting will not preclude you from voting your shares at the meeting should you decide to virtually attend.

You may vote using the following methods:

Visit the website listed on your proxy card/voting instruction form to vote via the Internet.
Sign, date and return your proxy card/voting instruction form to vote by mail.
During the 2022 Annual Meeting, visit our 2022 Annual Meeting website at www.virtualshareholdermeeting.com/DCTH2022.
Call the telephone number on your proxy card/voting instruction form to vote by telephone.

Quorum.	The presence at the 2022 Annual Meeting, in person or represented by proxy, of the holders of a majority of the shares of the Company’s Common Stock and Preferred Stock (on an as-converted to Common Stock basis) issued and outstanding and entitled to vote at the 2022 Annual Meeting will constitute a quorum for purposes of voting at the 2022 Annual Meeting. Attendance at the 2022 Annual Meeting, albeit virtual, constitutes presence in person for purposes of a quorum. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining the existence of a quorum.

Broker non-votes.	A broker “non-vote” occurs when a nominee, such as a bank or broker, holding shares in “street name” for a beneficial owner, returns the proxy but abstains from voting on a particular proposal because, under most circumstances, such nominee does not have discretionary authority to vote on proposals unless it has received instructions from the beneficial owner of the securities on how to vote those securities. Under applicable law and the rules of the NASDAQ Stock Market, such nominees do not have discretionary authority to cast votes on non-routine matters without instructions from the beneficial owner of the securities. If you do not provide your bank, broker or other nominee with instructions on how to vote your shares held in “street name,” your bank, broker or other nominee will have discretionary authority to vote your shares with respect to “routine” proposals, but not with respect to “non-routine” proposals.

•  Routine proposal. Proposal 3 (ratification of the appointment of our independent registered public accounting firm) is a routine proposal and may be voted upon by your bank, broker or other nominee if you do not submit voting instructions to your bank, broker or other nominee.

•  Non-routine proposals. Proposals 1 (the election of two Class I nominees), 2 (the approval of the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan) and 4 (the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in this Proxy Statement) are non-routine proposals and may not be voted upon by your bank, broker or other nominee in the absence of specific instructions from you as to how you would like your shares to be voted. If you hold your shares in “street name,” we strongly encourage you to provide instructions regarding the voting of your shares because your bank, broker or other nominee cannot vote your shares with respect to these proposals without voting instructions from you.

Vote required; treatment of abstentions and broker non-votes.

Proposal 1 (Election of Two Class I Directors): Under Delaware law, directors are elected by the affirmative vote of a plurality of the shares of stock present in person or represented by proxy and entitled to vote. This means that the affirmative vote of a plurality of our shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote, is required with respect to the election of two Class I directors to hold office until the Company’s 2025 annual meeting of stockholders.

You may either vote “FOR” each nominee or “WITHHOLD” authority to vote for each nominee. Shares present at the 2022 Annual Meeting or represented by proxy and entitled to vote where the stockholder properly withholds authority to vote for such nominee in accordance with the proxy instructions will not be counted toward such nominee’s achievement of plurality. Broker non-votes will not be included as “votes cast” with respect to Proposal 1 and will not have an effect on the outcome of such proposal.

Shares present or represented by proxy and not so marked as to withhold authority to vote for a particular nominee will be voted in favor of a particular nominee and will be counted toward such nominee’s achievement of a plurality.

Proposals 2 (Approval of Delcath Systems, Inc. 2021 Employee Stock Purchase Plan), 3 (Ratification of Appointment of Marcum LLP) and 4 (Non-Binding Advisory Vote on Executive Compensation): The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote, is required for the approval of Proposal 2 (the approval of the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan), Proposal 3 (the ratification of the appointment of our independent registered public accounting firm) and Proposal 4 (the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers as described in this Proxy Statement). With respect to Proposals 2, 3 and 4, you may vote “FOR,” “AGAINST” or “ABSTAIN.”

A vote to “ABSTAIN” will have the effect of a vote “AGAINST” Proposals 2, 3 and 4. With respect to Proposal 3 (the ratification of the appointment of our independent registered public accounting firm), because this proposal is considered a “routine” matter under applicable stock exchange rules, we do not expect to receive any broker non-votes on this proposal. Proposals 2 and 4 are considered “non-routine” matters; therefore, your bank, broker or other nominee does not have discretion to vote your shares with respect to these proposals without voting instructions from you and, in the absence of such voting instructions, your shares will not affect the outcome of the proposals.

With respect to Proposals 2, 3 and 4, if you sign and submit your proxy card without marking your voting instructions, your shares will be voted “FOR” each such proposal by the proxies.

Voting recommendation of the Board of Directors; voting of proxies.	Our Board recommends a vote “FOR” all of the proposals. Your shares will be voted in accordance with the instructions contained in your signed proxy card. If you return a signed proxy card without giving specific voting instructions with respect to each proposal, proxies will be voted in favor of the Board’s recommendations with respect to the proposals as set forth in this Proxy Statement.

How to revoke your proxy.

Your proxy is revocable. The procedure you must follow to revoke your proxy depends on how you hold your shares.

If you are a registered holder of our Common Stock or Preferred Stock, you may revoke a previously submitted proxy by submitting another valid proxy (whether by telephone, the Internet or mail) or by providing a signed letter of revocation to the Corporate Secretary of the Company before the closing of the polls at the virtual annual meeting on May 4, 2022. Only the latest-dated validly executed proxy will count. You also may revoke any previously submitted proxy and vote your shares online during the virtual annual meeting; however, simply attending the 2022 Annual Meeting in virtual format without taking one of the above actions will not revoke your proxy.

If you hold shares in street name, in general, you may revoke a previously submitted voting instruction by submitting to your bank, broker or other nominee another valid voting instruction (whether by telephone, the Internet or mail) or a signed letter of revocation. Please contact your bank, broker or other nominee for detailed instructions on how to revoke your voting instruction and the applicable deadlines. Please note that your attendance at the virtual annual meeting in and of itself will not be sufficient to revoke your proxy.

Expenses and solicitation.	We will bear the cost for the solicitation of proxies, including printing and mailing costs. In addition to the solicitation of proxies by mail, proxies may also be solicited personally by directors, officers and employees of Delcath, without additional compensation to these individuals. Delcath will request that banks, brokers and other firms holding shares in their names that are beneficially owned by others forward proxy materials to and obtain proxies from such beneficial owners, and will reimburse such banks, brokers and other firms for their reasonable out-of-pocket costs.

Other matters.	We are not aware of any matters to be presented at the 2022 Annual Meeting other than those described in this Proxy Statement. If any matters not described in this Proxy Statement are properly presented at the 2022 Annual Meeting, the proxy holders will use their own judgment to determine how to vote your shares. If the 2022 Annual Meeting is adjourned or postponed, the proxy holders can vote your shares at the new meeting as well unless you have subsequently revoked your proxy.

Vote results.	The preliminary results of the voting on the proposals will be reported at the 2022 Annual Meeting. The final certified results of the voting will be reported in a Current Report on Form 8-K within four business days after the 2022 Annual Meeting.

Who should I call if I have additional questions?	If you hold your shares directly, please call Delcath’s transfer agent, American Stock Transfer and Trust Company, LLC at 1-800-937-5449. If your shares are held in street name, please call the telephone number provided on your proxy card or contact your bank, broker or other nominee holding your shares directly.

PROPOSAL 1: ELECTION OF TWO CLASS I DIRECTORS

Our certificate of incorporation and bylaws, each as currently amended and in effect, state that our Board of Directors (the “Board”) will consist of a number of directors that will be fixed exclusively by the Board from time to time in accordance with the bylaws of the Company. Our Board has fixed the number of directors comprising the Board of Directors at six members. Each director holds office until his or her successor is duly elected and qualified or until his or her death, incapacity, resignation or removal. Any vacancy in the Board, including a vacancy that results from an increase in the number of directors, may be filled only by the vote of a majority of the remaining directors then in office. Our certificate of incorporation also provides that our Board is divided into three classes of directors, with the classes as nearly equal in number as possible. Subject to any earlier resignation or removal in accordance with the terms of our certificate of incorporation and bylaws, our current Class I directors, if elected, will serve until the Company’s 2025 annual meeting of stockholders; our current Class II directors will serve until the 2023 annual meeting of stockholders; and our current Class III directors will serve until the 2024 annual meeting of stockholders. Any additional directorships resulting from an increase in the number of directors will be apportioned by our Board among the three classes as equally as possible.

Our Board has nominated Gerard Michel and Gilad Aharon, Ph.D. for election as Class I directors at the 2022 Annual Meeting, to serve until the Company’s 2025 annual meeting of stockholders. Both of the nominees are presently directors, and both have indicated a willingness to continue to serve as director, if elected. If a nominee becomes unable or unwilling to serve, proxies may be voted for substitute nominees selected by our Board.

Nominees for Election as Class I Directors

Name	Age	Position with Delcath	Director Since
Gerard Michel	58	Chief Executive Officer and Director	2020
Gilad Aharon, Ph.D.	48	Director	2020

Biographical information, including principal occupation and business experience during the last five years, for our director nominees is set forth below.

Gerard Michel was appointed as a director of the Company and its Chief Executive Officer in October 2020. Mr. Michel has over 30 years of experience in the pharmaceutical and medical technology industries across multiple functional areas. Prior to joining the Company as its Chief Executive Officer on October 1, 2020, he was Chief Financial Officer of Vericel Corporation, a biopharmaceutical company, since June 2014 where he was a key member of the management team that integrated a transformative acquisition and revised the company’s business model from a research focused company to a fully integrated, profitable commercial business. Mr. Michel also served as Chief Financial Officer and Vice President, Corporate Development of Biodel, Inc. from November 2007 to May 2014, and Chief Financial Officer and Vice President of Corporate Development of NPS Pharmaceuticals Inc. from August 2002 to November 2007. Prior to that, Mr. Michel was a Principal at Booz Allen and held a variety of commercial roles at both Lederle Labs and Wyeth Labs. Mr. Michel holds a M.S. in Microbiology from the University of Rochester School of Medicine, an M.B.A. from the Simon School of Business, and a B.S. in both Biology and Geology from the University of Rochester.

We believe that the Board is greatly enhanced by Mr. Michel’s decades of experience in the pharmaceutical and medical technology industries, his strong leadership skills and his in-depth understanding of the Company and its goals from his experience as our Chief Executive Officer.

Additional information concerning Gerard Michel, one of our directors and our Chief Executive Officer, is provided under “Information About Our Executive Officers” and elsewhere in this proxy statement.

Gilad Aharon, Ph.D. was appointed as a director of the Company in May 2020. Dr. Aharon is a co-founder of and has served as a Portfolio Manager at Rosalind Advisors, Inc., a life sciences-focused investment manager (“Rosalind Advisors”), since 2006. Dr. Aharon holds a Ph.D. in Biophysics and Molecular Biology from the University of Toronto. Prior to co-founding Rosalind Advisors, Dr. Aharon worked as an equity analyst at Infinium Securities Inc.

Dr. Aharon’s financial and investment industry experience, his understanding of our business and our industry and his educational background make him extremely valuable to our Board. Dr. Aharon also provides a valuable stockholder perspective to the Board.

Vote Required

The affirmative vote of a plurality of our shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote, is required with respect to this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE TWO CLASS I DIRECTOR NOMINEES.

Directors Continuing in Office

Name	Age	Position with Delcath	Director Since
Elizabeth Czerepak	66	Director	2020
John R. Sylvester	58	Director	2019
Roger G. Stoll, Ph.D.	79	Non-Executive Chairman	2008
Steven Salamon	56	Director	2020

Biographical information, including principal occupation and business experience during the last five years, for our directors whose terms continue is set forth below.

Class II Directors (Term Expires at 2023 Annual Meeting)

Elizabeth Czerepak was appointed as a director of the Company in February 2020. Ms. Czerepak serves as Chief Financial Officer at BeyondSpring Inc. (NASDAQ:BYSI), a global biopharmaceutical company focused on developing innovative immuno-oncology cancer therapies, since September 2020. Prior to that, from May 2018 to January 2020, she served as Chief Financial Officer and Chief Business Officer of Genevant Sciences, Inc., a technology focused nucleic acid delivery company. Earlier experience includes CFO roles at other biotechnology companies including Altimmune, Inc. (NASDAQ: ALT), Isarna Therapeutics, and Cancer Genetics (NASDAQ: CGIX), where she led Altimmune’s IPO through reverse merger, and Cancer Genetics’ IPO and subsequent uplisting to NASDAQ. She has extensive experience in biotech venture capital investment as a Managing Director at JP Morgan/Bear Stearns, where she led investments in 13 biotechs, providing primary support in completing large private financings, and exits through IPO and acquisition. Elizabeth began her career serving in senior and executive level positions for 18 years at BASF Pharma, Hoffmann-La Roche, and Merck & Co. Her pharma executive level experience includes M&A, licensing, business development and finance. Ms. Czerepak also serves on the board of directors of Sorrento Therapeutics, Inc. (NASDAQ: SRNE), since November 2021. Ms. Czerepak served as a director of Spectrum Pharmaceuticals, Inc. (NASDAQ: SPPI) from June 2019 to December 2020, and as a director of Scilex Pharmaceuticals, Inc., a private company, from 2019 to 2020. Earlier, from 2001 to 2010, Ms. Czerepak served as a director for many, mostly private, companies in which she was an investor. She received a B.A. magna cum laude in Spanish and Mathematics Education from Marshall University and an MBA from Rutgers University. In 2020, Elizabeth earned a Corporate Director Certificate from Harvard Business School.

Ms. Czerepak brings to our Board extensive experience in the pharmaceutical and biotech industries, including as a senior finance executive of publicly traded biopharmaceutical companies.

John R. Sylvester was appointed as a director of the Company in July 2019. He is currently serving as CEO of Curium Pharma’s SPECT and International businesses. Prior to that he served as Chief Commercial Officer of BTG plc, which he joined in 2011 and had roles leading both their Interventional Oncology and Interventional Vascular businesses as well as a period as Chief Development Officer accountable for Strategy, M&A and Market access. This culminated in an exit to Boston Scientific for $4.2 billion. Prior to BTG, John was Managing Director of Biocompatibles plc, building their Interventional Oncology business which led to a successful exit to BTG for £166.0 million. John joined Biocompatibles following a period as the Vice President of Marketing for Baxter Healthcare’s $750.0 million European Medication Delivery business based in Brussels, then Zurich, accountable for six strategic business units incorporating drugs, devices and drug device combinations. Before this, John held a number of senior commercial roles in the industrial sector. Immediately prior to Baxter Healthcare, John was the General Manager of a Minerals company with $4.0 billion of assets on three continents, $500.0 million of sales and 1,500 employees. John graduated with joint honors in Biochemistry and Applied Molecular Biology from the University of Manchester.

Mr. Sylvester’s extensive international experience with business strategy and commercialization in the healthcare space as well as his educational background enhances our Board.

Class III Directors (Term Expires at 2024 Annual Meeting)

Roger G. Stoll, Ph.D. was appointed as a director of the Company in December 2008. He became Executive Chairman in September 2014 and has served as Chairman of the Board since October 2015. From 2002 to 2010 he served as Chairman and Chief Executive Officer of Cortex Pharmaceuticals, Inc. (now RespireRx Pharmaceuticals Inc.) (“Cortex”). In August 2010 he was appointed Executive Chairman of the board of directors of Cortex and served in such role until his retirement in 2012. From 2001 to 2002 he was a consultant to several east coast venture capital firms and startup ventures. From 1998 to 2001, he was Executive Vice President of Fresenius Medical Care-North America, in charge of the dialysis products division and the diagnostic business units, which included hemodialysis machines, dialysis filters, dialysate solutions, and attendant devices used in the dialysis procedure. From 1991 to 1998, Dr. Stoll was Chief Executive of Ohmeda, a global leader in anesthetic agents, critical care drugs and related operating room devices with sales of $1 billion annually. From 1994 until the sale of Ohmeda in 1998, he was also a member of the board of directors of The BOC Group, plc in London, UK (now part of Linde). From 1986 to 1991, Dr. Stoll held several positions of increasing responsibility at Bayer, AG, including, Chief Administrative Officer, President of Bayer’s Consumer Healthcare business unit, and Executive Vice-President and General Manager for its worldwide Diagnostic Business Group, which included the acquisition of Cooper Technicon and the global integration of the Bayer and Technicon business units and resulted in a global diagnostic business in excess of $1 billion in sales annually. Prior to that he worked for American Hospital Supply Corporation, where he rose from Director of Clinical Pharmacology to President of the American Critical Care Drug division. Mr. Stoll began his pharmaceutical career at the Upjohn Company working in drug metabolism and pharmacokinetic studies in a clinical development unit in 1972. Dr. Stoll obtained his BS in Pharmacy degree at Ferris State University, his PhD in Biopharmaceutics and Drug Metabolism at the University of Connecticut and was a post-doctoral fellow for two years at the University of Michigan. He served on the Board of Directors of Questcor Pharmaceuticals from 1999 to 2005 and on the boards of Agensys, Inc. from 2003 until its sale to Astellas in late 2007 and Chelsea Therapeutics from 2008 until it was acquired in 2014 by Lundbeck A/S. From 1991 to 2002, Dr. Stoll also served on the board of directors of St. Jude Medical (1991 to 2001) and the industry boards HIMA and PMA (now PhRMA). Dr. Stoll also serves on the University of Connecticut School of Pharmacy Advisory Board.

Dr. Stoll possesses decades of business management experience, including tenures as chairman and chief executive officer, in the pharmaceutical and medical devices and equipment industries and his service on the boards of other companies has allowed him to gain broad-based experience and sensitivity regarding best practices, which he shares with our Board. Dr. Stoll’s many years of Board service to our Company is extremely valuable providing not only his own perspective but legacy knowledge as well.

Steven Salamon was appointed as a director of the Company in May 2020. Mr. Salamon is a co-founder of and has served as Portfolio Manager at Rosalind Advisors, since 2006. Mr. Salamon holds a MBA from the Ivey Business School and an Engineering Physics degree from the University of Toronto. Prior to co-founding Rosalind Advisors, Mr. Salamon worked as an equity analyst at HSBC Securities and RBC Capital Markets (formerly RBC Dominion Securities). Prior to completing his MBA, Mr. Salamon worked as a product engineer for Chrysler Corporation.

Mr. Salamon brings to our Board his manufacturing, financial and investment industry experience, his understanding of our business and our industry and his strategic insight. In addition, Mr. Salamon provides a valuable stockholder perspective to the Board.

PROPOSAL 2: APPROVAL OF DELCATH SYSTEMS, INC. 2021 EMPLOYEE STOCK PURCHASE PLAN

On August 5, 2021, the Company’s Board of Directors adopted the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan, or the ESPP, subject to stockholder approval. The Board unanimously recommends that our stockholders vote to approve the ESPP. The ESPP will encourage stock ownership by all eligible employees of the Company and designated subsidiaries so that they may share in our growth by acquiring or increasing their proprietary interest in Delcath. Stockholder approval of the ESPP is necessary in order to satisfy the stockholder approval requirements of The NASDAQ Stock Market and requirements under Section 423 of the Internal Revenue Code of 1986, as amended, or the Code.

The ESPP became effective on the date it was adopted by the Board; however, no offerings have commenced under the ESPP. If the ESPP is not approved by the stockholders, the employees of Delcath and its subsidiaries will not be able to participate in the ESPP.

Summary of the ESPP

The following is a summary of the material terms of the ESPP. These sections are qualified in their entirety by reference to the full text of the ESPP, which is included as Appendix A to this Proxy Statement. If the terms of the ESPP are amended in a manner that would require stockholder approval under the requirements of The NASDAQ Stock Market or under Code Section 423, stockholders will be asked to approve such amendment.

Purpose. The ESPP is intended to encourage stock ownership by all eligible employees of Delcath and designated subsidiaries so that they may share in our growth by acquiring or increasing their proprietary interest in Delcath. The ESPP is designed to encourage eligible employees to remain in the employ of Delcath and its designated subsidiaries. The ESPP is intended to constitute an “employee stock purchase plan” within the meaning of Code Section 423(b).

General. As further described below, the ESPP permits eligible employees to use payroll deductions to purchase shares of the Company’s common stock at a discount. The payroll deductions accumulate over “purchase periods.” On the first day of each purchase period, each participant in the ESPP is automatically granted an option to purchase as many whole shares of the Company’s common stock as the participant will be able to purchase with the payroll deductions credited to his or her account during the purchase period, subject to various limits described below. At the end of the purchase period, the total payroll deductions of all participants are used to purchase common stock directly from Delcath at the discount.

Stock Subject to the ESPP. The stock subject to options under the ESPP will be shares of the Company’s authorized but unissued common stock, or shares of common stock we reacquire, including shares purchased in the open market. The aggregate number of shares of common stock that may be issued pursuant to the ESPP is 260,295, subject to adjustment as described below. If any option granted under the ESPP expires or terminates for any reason without having been exercised in full or ceases for any reason to be exercisable in whole or in part, the unpurchased shares subject thereto will again be available under the ESPP. The ESPP is not a tax-qualified deferred compensation plan under Section 401(a) of the Code and is not intended to be an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974.

Administration. The ESPP will be administered by the person or persons appointed by the Board. The Board has appointed the Compensation and Stock Option Committee as the Administrator of the ESPP. The interpretation and construction by the Administrator of any provisions of the ESPP or of any option granted under it will be final, unless otherwise determined by the Board. The Administrator may from time to time adopt such rules and procedures for carrying out the ESPP as it may deem best, provided that any such rules and regulations will be applied on a uniform basis to all employees under the ESPP. The Administrator may adopt such rules, procedures and sub-plans relating to the operation and administration of the Plan as are necessary or appropriate under applicable local laws, regulations and procedures to permit or facilitate participation in the ESPP by employees of the Company or any designated subsidiary who are foreign nationals or employed or located outside the United States. No member of the Board or the Administrator will be liable for any action or determination made in good faith with respect to the ESPP or any option granted under it.

Eligibility. Except as otherwise determined by the Administrator with respect to a purchase period prior to the start date thereof, all employees of Delcath or any of the designated subsidiaries who are (a) so employed on the start date of any purchase period, (b) have continuously been employed with Delcath or the designated subsidiary for at least 30 days prior to such start date and (c) unless otherwise specified in an offering, customarily work greater than 20 hours per week will be eligible to participate and receive an option with respect to such purchase period. All eligible employees will have the same rights and privileges under the ESPP with respect to such purchase period. In no event, however, may an employee be granted an option if such employee, immediately after the option is granted, would be treated as owning stock possessing five percent or more of the total combined voting power or value of all classes of stock of Delcath or of any parent corporation or subsidiary corporation, as the terms “parent corporation” and “subsidiary corporation” are defined in Code Sections 424(e) and (f). For purposes of determining stock ownership under this paragraph, the rules of Code Section 424(d) will apply, and stock that the employee may purchase under outstanding options (including options not granted under the ESPP) will be treated as stock owned by the employee. As of March 10, 2022, 53 employees would have been eligible to participate in the ESPP.

Offerings; Purchase Periods; Exercise Dates; Certain Limits. The Company will make one or more offerings to eligible employees to purchase Common Stock under the ESPP. The Administrator will designate the duration, frequency and start and end dates of each offering under the ESPP and the number and duration of purchase periods within an offering, provided that no offering shall exceed 27 months.

The end date within each purchase period will be the day on which shares of the Company’s Common Stock are purchased by participants in a purchase period, which date we refer to as exercise date. On the start date of each purchase period, we will grant to each eligible employee who has then elected to be a participant in the ESPP an option to purchase on the relevant exercise date, at the option price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such participant’s accumulated payroll deductions on such exercise date by the lower of (i) 85% of the fair market value of the Common Stock on the first date of the offering or (ii) 85% of the fair market value of the Common Stock on the exercise date, or (b) the maximum number of shares as shall be established by the Administrator in advance of and set forth in the offering. A participant will be entitled to exercise the option so granted only to the extent of the participant’s accumulated payroll deductions on the exercise date.

Option Price. The purchase price for each share of Common Stock purchased under each option, or the option price, will not be lower than the lesser of 85% of the fair market value of the Common Stock on the start date of each offering or the exercise date. For purposes of the ESPP, the term “fair market value” on any date means the value of the Common Stock as determined below. If the common stock is listed on any established stock exchange or a national market system, including The New York Stock Exchange or The NASDAQ Stock Market, the fair market value will be the closing price of a share of Common Stock (or if no sales were reported on such date, the closing price on the last trading date) as quoted on such exchange or system. In the absence of an established market for the Common Stock, the fair market value will be determined in good faith by the Administrator and such determination will be conclusive and binding on all persons. As of March 10, 2022, the record date for the 2022 Annual Meeting, the closing price of a share of the Company’s common stock on The NASDAQ Capital Market was $6.48.

$25,000 Limitation. No employee will be granted an option that permits the employee’s right to purchase stock under the ESPP, and under all other Code Section 423(b) employee stock purchase plans of the Company and any parent corporations or subsidiary corporations, as “parent corporation” and “subsidiary corporation” are defined in Code Section 424(e) and (f), to accrue at a rate that exceeds $25,000 of fair market value of such stock

(determined on the date or dates that options on such stock were granted) for each calendar year in which such option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply, and such limitation will be administered in accordance, with Code Section 423(b)(8).

Payroll Deductions. An eligible employee may enroll in the ESPP by submitting an enrollment form to his or her appropriate payroll location at least 15 business days before the first day of the purchase period in which he or she wishes to participate. An employee may authorize payroll deductions in either a dollar amount or as a percentage of the employee’s Compensation, subject to such minimums and maximums determined by the Administrator and set forth in the offering or enrollment form applicable to such offering. For this purpose, “Compensation” means an employee’s base pay or salary from the Company or designated subsidiary, including such amounts of base pay or salary as are deferred by the employee (a) under a qualified cash or deferred arrangement described in Code Section 401(k) or (b) to a plan qualified under Code Section 125. A participant in the ESPP may not increase or decrease his or her payroll deduction during the purchase period of an offering but may increase or decrease his or her payroll deduction with respect to the next offering.

Plan Withdrawal. A participant may withdraw from the ESPP (in whole but not in part) by giving written notice of withdrawal to his or her appropriate payroll location. Such withdrawal will be effective as of the next business day. Following a participant’s withdrawal, the entire balance of his or her unused payroll deduction account under the ESPP will be promptly refunded, without interest. An employee who has withdrawn from the ESPP may not begin participation again during the remainder of the offering, but may enroll in a subsequent offering by submitting an enrollment form to his or her appropriate payroll location at least 15 business days before the first day of the next purchase period in which he or she wishes to participate.

Adjustments; Change in Control. The Board, in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the ESPP, will, in such manner as it may deem equitable, adjust the number of shares of common stock available for issuance under the ESPP, the option price, the maximum number of shares that may be purchased during a purchase period, as well as any other terms that the Board determines require adjustment, for: (a) any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock; or (b) any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company.

In the event of a Change in Control, each outstanding option may (if approved by the Board) be assumed or an equivalent option substituted by the surviving corporation or the acquiring corporation (or the parent or subsidiary of such surviving or acquiring corporation). If such surviving or successor corporation does not (or will not) assume or substitute the option, the offering with respect to which the option relates will be shortened by setting a new exercise date on which the offering will end. The new exercise date will occur before the date of such Change in Control and all outstanding options under the ESPP will automatically be exercised immediately on such new exercise date. For purposes of the ESPP, “Change in Control” means the closing of any one or more of the following events: (a) a corporate merger or consolidation of the Company with any other entity other than a transaction which would result in the voting power of the securities of the Company outstanding immediately prior thereto continuing to represent at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such merger or consolidation; (b) any person or group of persons acquires ownership of the stock of the Company such that all the stock held by such person or group constitutes more than 50% of the total voting power of the stock of the Company; (c) a majority of the Company’s directors is replaced during any 12-month period by directors whose appointment or election is not endorsed by a majority of the Company’s directors prior to the date of the appointment or election; or (d) any one person or group of persons acquires assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition.

Transfers. An option granted under the ESPP may not be transferred or assigned, except by will or the laws of descent and distribution, and will be exercised, during a participant’s lifetime, only by the participant.

Employee Terminations. Whenever a participant ceases to be an eligible employee because of retirement, voluntary or involuntary termination, resignation, layoff, discharge, death, or for any other reason, his or her rights under the ESPP will immediately terminate, and the entire balance of his or her payroll deduction account under the ESPP will be promptly refunded, without interest. Notwithstanding the foregoing, eligible employment will be treated as continuing intact while the participant is on military leave, sick leave, or other bona fide leave of absence (such as temporary employment by the government) if the period of such leave does not exceed three months, or if longer, so long as the participant’s right to reemployment with the Company or designated subsidiary is provided either by statute or by contract. If the period of leave exceeds three months and the participant’s right to reemployment with the Company or designated subsidiary is not provided either by statute or by contract, the employment relationship will be deemed to terminate on the first day immediately following such three-month period.

Termination of Plan; Amendment of Plan. The ESPP may be terminated at any time by the Board, at which time all amounts in the accounts of participants shall be promptly refunded. If the ESPP is terminated, the Administrator may elect to terminate all outstanding offerings either immediately or once shares of Common Stock have been purchased on the next exercise date (which may, in the Administrator’s discretion, be accelerated) or permit offerings to expire in accordance with their terms. If an offering is terminated before its scheduled expiration, all payroll deductions accumulated on behalf of participants under the ESPP that have not been used to purchase shares of Common Stock will be returned to each participant (without interest, except as otherwise required by law) as soon as administratively practicable.

The Board may amend the ESPP in any respect, except that, without the approval within 12 months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for issuance under the ESPP or making any other change that would require stockholder approval in order for the ESPP, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

Designated subsidiaries. The term “designated subsidiary” means any of the Company’s present or future subsidiaries, as that term is defined in Code Section 424(f), that is designated from time to time by the Board to participate in the ESPP. The Board may so designate any subsidiary, or revoke any such designation, at any time and from time to time, either before or after the ESPP is approved by the stockholders.

Optionees Not Stockholders. Neither the granting of an option to an employee nor the deductions from his or her pay will constitute such employee a stockholder of the shares covered by an option until such shares have been actually purchased by the employee. A participant will have no interest or voting right in shares covered by the participant’s option until such shares are actually purchased on the participant’s behalf in accordance with the applicable provisions of the ESPP.

Application of Funds. The Company will accumulate and hold for each participant’s account the amounts deducted from the participant’s pay. No interest will be paid on these amounts. We may use payroll deductions that we receive or hold under the ESPP for any corporate purpose, and we will not be obligated to segregate such payroll deductions or hold them exclusively for the benefit of participants.

Governing Law. The validity and construction of the ESPP will be governed by the laws of Delaware, without giving effect to the principles of conflicts of law thereof.

Plan Benefits. Benefits under the ESPP will depend on participants’ elections to participate and the fair market value of Common Stock at various future dates. As a result, it is not possible as of the date of this Proxy Statement to determine future benefits that will be received by executive officers and other employees of Delcath and designated subsidiaries. Each participant is limited to the $25,000 annual purchase restriction described above.

Form S-8. We anticipate filing a registration statement on Form S-8 with the SEC to register shares of Common Stock under the ESPP as soon as practicable, subject to and effective upon stockholder approval of the ESPP.

Certain U.S. Federal Income Tax Consequences. The following brief summary of the effect of U.S. federal income taxation upon a participant and the Company with respect to shares of Common Stock purchased under the ESPP does not purport to be complete and does not discuss the tax consequences of a participant’s death or the income tax laws of any state or non-U.S. jurisdiction in which the participant may reside. The ESPP, and the right of U.S. participants to make purchases thereunder, is intended to qualify under the provisions of Code Sections 421 and 423. Under these provisions, no income will be taxable to a participant until shares purchased under the ESPP are sold or otherwise disposed of. Upon sale or other disposition of shares, the participant generally will be subject to tax in an amount that depends upon whether the sale occurs before or after expiration of the holding periods described in the following sentence. If the shares are sold or otherwise disposed of more than two years from the first day of the applicable purchase period and one year from the applicable exercise date, the participant will recognize ordinary income measured as the lesser of (a) the excess of the fair market value of the shares at the time of such sale or disposition over the option price and (b) the excess of the fair market value of a share on the first day of the applicable purchase period over the option price. Any additional gain will be treated as long term capital gain. If the shares are sold or otherwise disposed of before the expiration of either of these holding periods, the participant will recognize ordinary income generally measured as the excess of the fair market value of the shares on the date the shares are purchased over the option price. Any additional gain or loss on such sale or disposition will be long- or short-term capital gain or loss, depending on how long the shares were held from the date of purchase. We generally are not entitled to a deduction for amounts taxed as ordinary income or capital gain to a participant, except to the extent of ordinary income recognized by participants upon a sale or disposition of shares prior to the expiration of the holding periods described above.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote, is required for the approval of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS APPROVE THE 2021 EMPLOYEE STOCK PURCHASE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets forth information as of December 31, 2021 with respect to compensation plans (including individual compensation arrangements) under which shares of Common Stock are authorized for issuance.

Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a) (#)	Weighted-average exercise price of outstanding options, warrants and rights (b) ($)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c) (#)
Equity compensation plans approved by security holders	1,233,961	10.90	1,240,600
Equity compensation plans not approved by security holders(1)	498,499	13.65	—

Total	1,732,460	11.69	1,240,600

(1)

Includes (a) stock options for an aggregate of 499 shares of Common Stock issued under the Company’s 2019 Equity Incentive Plan, which allows for grants in the form of incentive stock options, nonqualified stock options, stock units, stock awards, stock appreciation rights, and other stock-based awards to the Company’s officers, directors, employees, consultants, and advisors, including options to purchase shares of common stock at exercise prices not less than 100% of fair value on the dates of grant. As of November 2, 2020, no additional grants may be made under this plan, which has been superseded by the Company’s 2020 Omnibus Equity Incentive Plan; however, outstanding awards granted under this plan will remain outstanding and continue to be administered in accordance with the terms of this plan and the applicable award agreements; and (b) pursuant to an employment agreement dated as of August 31, 2020 between the Company and Gerard Michel, the Company’s Chief Executive Officer, on October 1, 2020, a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement between the Company and Mr. Michel. Additional information about this stock option award can be found elsewhere in this proxy statement under the heading “Gerard Michel Employment Agreement”.

PROPOSAL 3: RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022

The Audit Committee has appointed Marcum LLP (“Marcum”) as Delcath’s independent registered public accounting firm for the fiscal year ending December 31, 2022. Marcum also served as Delcath’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

Although ratification by our stockholders is not required by law or by our by-laws, the Audit Committee believes that submission of its selection to our stockholders is a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered public accounting firm at any time if the Audit Committee believes that such a change would be in Delcath’s best interests and in the best interests of our stockholders. If our stockholders do not ratify the selection of Marcum, the Audit Committee will take that fact into consideration, together with such other factors as it deems relevant, in determining its next selection of an independent registered public accounting firm.

Representatives of Marcum are expected to be present at the 2022 Annual Meeting, and will have the opportunity to make a statement if he or she (or they) so desires and to respond to appropriate questions.

Fees Paid to Independent Registered Public Accounting Firms.

The aggregate fees billed to the Company by Marcum for professional services rendered as our independent registered public accounting firm during the fiscal years ended December 31, 2021 and 2020, respectively, were:

	Fiscal Year
	2021	2020
Audit Fees	$139,400	$242,385
Audit-Related Fees	45,000	98,431
Tax Fees	—	—
All Other Fees	—	—

Total	$184,400	$340,816

Audit Fees. These are fees for services rendered in connection with the audit of the annual financial statements included in our Annual Reports on Form 10-K; the review of the financial statements included in our Quarterly Reports on Forms 10-Q; and for services that are normally provided by an independent auditor in connection with statutory and regulatory filings or engagements.

Audit-Related Fees. Marcum performed assurance and related services that were reasonably related to the performance of the audit or review of our financial statements for the years ended December 31, 2021 and 2020.

Tax Fees. Marcum did not perform any tax compliance services for us during the years ended December 31, 2021 and 2020.

All Other Fees. Marcum did not receive any other fees from us for the years ended December 31, 2021 and 2020.

Pre-Approval Policies: Audit and Non-Audit Services.

The Audit Committee pre-approves all audit services and the terms of such services and permissible non-audit services provided by Delcath’s independent registered public accounting firm, prior to its engagement for the provision of such services. The Chair of the Audit Committee has been delegated the authority by the committee to pre-approve interim services by Delcath’s independent registered public accounting firm; provided that the Chair reports all such pre-approvals to the entire Audit Committee at the next Audit Committee meeting. There were no non-audit services provided to Delcath by our independent registered public accounting firm for 2021 and 2020 that required review by the Audit Committee.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote, is required for the approval of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE SELECTION, BY THE AUDIT COMMITTEE OF OUR BOARD OF DIRECTORS, OF MARCUM LLP AS THE INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM OF THE COMPANY FOR THE FISCAL YEAR ENDING DECEMBER 31, 2022.

PROPOSAL 4: APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT

In accordance with Section 14A of the Securities Exchange Act of 1934 (the “Exchange Act”), we are providing our stockholders with the opportunity to vote on a non-binding, advisory resolution to approve the compensation of our named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices described in this Proxy Statement. Accordingly, we ask our stockholders to vote “FOR” the following resolution at the meeting:

“RESOLVED, that the compensation of Delcath’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

The total compensation of our named executive officers consists primarily of base salary, annual incentive cash bonuses and long-term equity incentive awards in the form of stock options and restricted stock awards, as well as other benefits that are available to all Delcath employees. Base salary and annual incentive cash bonuses are viewed as short-term compensation to reward our named executive officers for meeting individual and company performance objectives, while stock options and restricted stock awards are viewed as rewards for improving corporate performance over the long term and increasing stockholder value.

The compensation philosophy and programs for our named executive officers are described in detail under the heading “Executive Compensation.”

The resolution that is the subject of this proposal is advisory in nature and, therefore, is not binding on Delcath, the Compensation and Stock Option Committee or our Board. However, the views expressed by our stockholders, whether through this vote or otherwise, are important to us and our Board and the Compensation and Stock Option Committee intends to take the results of the vote on this proposal into account when considering future decisions regarding the compensation of our named executive officers.

Vote Required

The affirmative vote of a majority of the shares of Common Stock and Preferred Stock voting together as a single class with the holders of the Preferred Stock voting on an as-converted to Common Stock basis, present in person or represented by proxy at the 2022 Annual Meeting and entitled to vote, is required for the approval of this proposal.

Board Recommendation

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE NAMED EXECUTIVE OFFICER COMPENSATION AS DISCLOSED IN THIS PROXY STATEMENT.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our Common Stock, Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock as of the record date, March 10, 2022 (unless otherwise indicated), held by: (i) each director and director nominee; (ii) each of the named executive officers; (iii) all of our directors and executive officers as a group; and (iv) each additional person or group who is known by us to own beneficially more than 5% of the outstanding shares of each class of our voting securities. Except as indicated in the footnotes below, the address of the persons or groups named below is c/o Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019.

Shares Beneficially Owned(1)
Name of Beneficial Owner:	Common Stock	Percent	Series E Preferred Stock	Percent	Series E-1 Preferred Stock	Percent	Percent of Total Voting Power
Named Executive Officers and Directors:
Gerard Michel(2)	367,022	4.47%	—	*	—	*	4.25%
John Purpura, M.S.(3)	135,390	1.69%	—	*	—	*	1.60%
Johnny John, M.D.(4)	59,736	*	—	*	—	*	*
Roger G. Stoll, Ph.D.(5)	44,720	*	—	*	—	*	*
Gilad Aharon, Ph.D.(6)(11)	794,450	9.57%	9,149	95.25%	1,753	100.00%	9.47%
Elizabeth Czerepak(7)	20,120	*	—	*	—	*	*
Steven Salamon(8)(11)	813,950	9.81%	9,149	95.25%	1,753	100.00%	9.71%
John R. Sylvester(9)	25,680	*	—	*	—	*	*
All directors and executive officers as a group(10):	1,488,738	16.76%	9,149	95.25%	1,753	100.00%	16.67%

5% Stockholders:
Rosalind Master Fund L.P.(11) Rosalind Opportunities Fund I L.P. 77 Bloor St W, 3rd FL Toronto, Ontario M5S 1M2	836,070	10.05%	9,149	95.25%	1,753	100.00%	9.99	%(11)
Deerfield Partners, L.P. (12) 780 Third Ave., 37th Floor New York, New York 10017	500,000	6.32%	—	—	—	—	6.01%

*	Less than 1%
(1)

Except as indicated in these footnotes: (i) each person named in this table has sole voting and investment power with respect to all shares of Common Stock, Series E Convertible Preferred Stock and/or Series E-1 Convertible Preferred Stock beneficially owned by such person; (ii) the number of shares beneficially owned by each person includes any restricted shares of Common Stock, shares of Common Stock that may be acquired through the exercise of options and warrants that such person has the right to acquire as of, or within 60 days of, the record date, March 10, 2022, and after giving effect to any applicable limitations on beneficial ownership described in the footnotes below, or the Beneficial Ownership Limitation; and (iii) the beneficial ownership percentages shown above are based on a total of 8,324,658 eligible voting shares outstanding as of the record date, March 10, 2022, being comprised of (a) 7,906,728 shares of Common Stock, (b) 960,465 shares of Common Stock assuming conversion of 9,604.650 shares of Series E Convertible Preferred Stock and (c) 175,256 shares of Common Stock assuming conversion of 1,752.560 shares of Series E-1 Convertible Preferred Stock. Shares of Series E Convertible Preferred Stock and Series E-1 Convertible Preferred Stock vote together with the Common Stock on an as-converted basis, subject to any applicable Beneficial Ownership Limitation, on all matters submitted to holders of Common Stock for approval.

(2)

Includes 59,050 shares of Common Stock held by Mr. Michel and 307,972 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date.

(3)

Includes 18,721 shares of Common Stock held by Mr. Purpura, 2,822 shares of Common Stock that may be acquired upon exercise of outstanding warrants and 113,847 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date.

(4)	Includes 59,736 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date.
(5)

Includes 9,300 shares of Common Stock held by Dr. Stoll, 4,038 shares of Common Stock that may be acquired upon exercise of outstanding warrants and 31,382 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date.

(6)

Includes 2,000 shares of Common Stock held by Dr. Aharon and 20,120 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date. Also includes shares eligible to vote owned by Rosalind (defined below), which are described in footnote 11.

(7)	Consists of 20,120 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date.
(8)

Includes 21,500 shares of Common Stock held by Mr. Salamon and 20,120 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date. Also includes shares eligible to vote owned by Rosalind (defined below), which are described in footnote 11.

(9)	Consists of 25,680 shares of Common Stock that may be acquired through the exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date.
(10)

Includes shares of Common Stock held directly and shares of Common Stock issuable upon the exercise of warrants and options that are exercisable as of, or will become exercisable within 60 days of, the record date. This number includes shares eligible to vote owned by Rosalind (defined below), which are described in footnote 11.

(11)

Based partially on the Company’s records and in part on information provided on a Statement on Schedule 13D/A jointly filed with the SEC on March 9, 2022 by and on behalf of Rosalind Advisors, Inc., Rosalind Opportunities Fund I L.P., Rosalind Master Fund L.P., Steven Salamon and Dr. Gilad Aharon (collectively, “Rosalind”), Rosalind Advisors, Inc., Rosalind Opportunities Fund I L.P., Mr. Salamon and Dr. Aharon beneficially own an aggregate of 423,500 shares of Common Stock, 1,090,121 shares of Common Stock issuable upon conversion of 10,901 shares of preferred stock, 201,892 shares of Common Stock issuable upon the conversion of certain convertible notes, and 1,253,958 shares of Common Stock issuable upon the exercise of warrants. Mr. Salamon has sole voting and dispositive power with respect to 21,500 shares. Dr. Aharon has sole voting and dispositive power with respect to 2,000 shares. Rosalind Advisors, Inc., Mr. Salamon and Dr. Aharon have shared voting and dispositive power with respect to 400,000 shares of Common Stock, 1,090,121 shares of Common Stock issuable upon conversion of 10,901 shares of preferred stock, 201,892 shares of Common Stock issuable upon the conversion of certain convertible notes, and 1,253,958 shares of Common Stock issuable upon the exercise of warrants. Rosalind Opportunities Fund I L.P., Rosalind Advisors, Inc., Mr. Salamon and Dr. Aharon have shared voting and dispositive power with respect to 400,000 shares of Common Stock, 388,621 shares of Common Stock issuable upon conversion of 3,886 shares of preferred stock, 201,892 shares of Common Stock issuable upon the conversion of certain convertible notes and 949,484 shares of Common Stock issuable upon exercise of warrants. Rosalind’s shares of preferred stock are subject to a 9.99% blocker and warrants to purchase 400,000 shares of Common Stock are subject to a 9.99% blocker and warrants to purchase 853,958 shares of Common Stock are subject to a 4.99% blocker. Mr. Salamon and Dr. Aharon are members of the Board of Directors of the Company pursuant to a Board Appointment Agreement. Mr. Salamon and Dr. Aharon disclaim beneficial ownership with respect to these securities. Also includes 20,120 shares of Common Stock that may be acquired by each of Dr. Aharon and Mr. Salamon upon his exercise of options that are exercisable as of, or will become exercisable within 60 days of, the record date

(12)

Based solely on information provided on a Statement on Schedule 13G filed with the SEC on December 17, 2020, James E. Flynn, Deerfield Mgmt, L.P., Deerfield Management Company, L.P. and Deerfield Partners, L.P. ( “Deerfield”) have shared voting and dispositive power with respect to 500,000 shares of Common Stock owned by Deerfield Partners, L.P., of which Deerfield Mgmt, L.P. is the general partner and Deerfield Management Company, L.P. is the investment advisor. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13G.

DELINQUENT SECTION 16(A) REPORTS

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires that our directors and officers, and persons who are beneficial owners of more than 10% of a registered class of the Company’s equity securities, file with the SEC reports of initial ownership of our Common Stock and subsequent changes in that ownership. A late report was filed on October 19, 2021 by Ms. Christine Padula, a former officer of the Company, to report a grant of a stock option for 30,000 shares of Common Stock to Ms. Padula on September 1, 2021. A late report was filed on February 14, 2022 by Rosalind Advisors, Inc. to report that on August 6, 2021, Rosalind Opportunities Fund I L.P. and Rosalind Master Fund L.P. (together, “Rosalind”) and the Company entered into a Second Note Amending Agreement to amend an aggregate of $2,000,000 outstanding secured convertible notes payable to Rosalind to, among other things, reduce the conversion price of the notes to $1,198 per share of the Company’s Series E Convertible Preferred Stock. To the Company’s knowledge, based solely on a review of the copies of the reports furnished to the Company or written representations received from the Company’s directors, officers and greater than 10% beneficial owners, there were no other late filings or failures to file by any of the Company’s officers, directors or other persons subject to Section 16(a) of the Exchange Act required to be disclosed in this proxy statement.

CORPORATE GOVERNANCE AND RELATED MATTERS

Board of Directors.

We currently have six directors serving on the Board of Directors. The Board of Directors oversees the business affairs of the Company and monitors the performance of management. In accordance with our corporate governance principles, our Board does not involve itself in the day-to-day operations of the Company. The directors keep themselves informed through discussions with the Chairman of the Board, Dr. Stoll, Mr. Michel, in his capacity as Director and Chief Executive Officer, or CEO, and other key executives, and by reading the reports and other materials that management sends them and by participating in Board and committee meetings. Our directors hold office until their successors have been elected and qualified unless the director resigns or is removed or by reason of death or other cause is unable to serve in the capacity of director.

Board Independence.

The Board determined each of its non-employee directors that served as a director during the 2021 fiscal year satisfied the criteria for independence in compliance with NASDAQ listing standards. Five of our six directors are “independent” directors within the meaning of the NASDAQ listing rules (Dr. Aharon, Ms. Czerepak, Mr. Salamon, Dr. Stoll and Mr. Sylvester). In making such determination, the Board considered the relationships that each such non-employee director has with the Company and all other facts and circumstances that the Board deemed relevant in determining their independence.

Attendance.

The Board of Directors met 10 times in 2021 (including regularly scheduled and special meetings). During 2021, each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board (held during the period for which he or she served as a director) and (ii) the total number of meetings held by all committees of the Board of Directors on which he or she served (held during the period for which he or she served on such committees).

The Company has no specific policy regarding director attendance at its annual meetings of stockholders. Each of our directors attended the Company’s 2021 annual meeting of stockholders.

Board Leadership Structure.

Dr. Stoll serves as Chairman of the Board and has been a member of the Board of Directors since 2008. It is our policy to separate the Chairman and Chief Executive Officer, or CEO, roles. We believe this structure is appropriate for the Company because it allows our CEO to concentrate on our day-to-day operations, while providing for effective oversight by the Chairman, who is involved in strategic and key matters, such as business strategy, major transactions and the broader business of the Company. For a company like ours that is focused on the development, approval and commercialization of a specialized product in an extremely technical, highly regulated and intensely competitive industry, we believe our CEO is in the best position to lead our management team and to respond to the current pressures and needs of a company in the stage of growth and development of Delcath, with assistance from our Chairman, who also focuses the Board’s attention on the broader issues of business strategy and corporate governance. We believe that having the roles of Chairman and CEO held by different individuals minimizes any potential conflicts that may result from combining the roles of CEO and Chairman, and maximizes the effectiveness of our management and governance processes to the benefit of our stockholders. Our CEO and Chairman regularly consult with each other as part of this structure. The Board believes that no single, one-size fits all board leadership model is universally or permanently appropriate and, therefore, regularly evaluates whether the interests of the Company and its shareholders would be best served at any particular time by having one individual hold both roles.

NASDAQ Rules 5605(f) and 5606.

The Nominating and Corporate Governance Committee, in accordance with its charter and the Board’s governance principles, seeks to create a Board that, as a whole, is strong in its collective knowledge and wisdom with a view to achieving, over time, an appropriate balance of directors with diversified skill sets, backgrounds, experience and viewpoints so that the Board can address the widest possible spectrum of challenges as to vision and strategy, management and leadership, business operations, business judgment, crisis management, risk assessment, industry knowledge, accounting and finance, corporate governance and markets in general for a board of its size. Pursuant to the Nominating and Corporate Governance Committee charter, the Committee is charged with reviewing with the Board of Directors, on an annual basis, the current composition of the Board in light of the attributes of independence, skills, background, experience and viewpoints. In considering candidates for the Board of Directors, the Nominating and Corporate Governance Committee considers the entirety of each candidate’s credentials in the context of these standards.

The NASDAQ adopted Rules 5605(f) and 5606 in August 2021. The Board as currently constituted meets the requirements set out in NASDAQ Rule 5605(f) and met the requirements prior to the Rule’s proposal. The following matrix sets forth Board level statistics required by NASDAQ Rule 5606 as of March 10, 2022, the record date for the 2022 Annual Meeting, based upon information provided by the directors as to each category:

NASDAQ Rule 5606 Matrix as of March 10, 2022
Board Size:
Total Number of Directors	6
	Male	Female	Non- Binary	Did Not Disclose Gender
Part I: Gender Identity
Directors	3	1	—	2
Part II: Demographic Background:
African American or Black	—	—	—	—
Alaskan Native or American Indian	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	3	1	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	1	—	—	—
Did not Disclose Demographic Background	—	—	—	2

Board’s Role in Risk Oversight.

The Board as a whole is responsible for risk oversight, with reviews in certain areas being conducted by the relevant Board committees. Each of the Board’s committees oversees the management of risks associated with their respective areas of responsibility. In performing this oversight function, the committees are assisted by management which provides visibility about the identification, assessment and monitoring of potential risks and management’s strategy to mitigate such risks. Key members of management responsible for a particular area report directly to the Board committee charged with oversight of the associated function and, if the circumstances require, the whole Board. The Board committees review various risk exposures with the full Board and otherwise keep the full Board abreast of the committees’ risk oversight activities throughout the year, as necessary or appropriate.

Risk Assessment of Compensation Programs.

Our Compensation and Stock Option Committee annually evaluates whether our compensation programs encourage excessive risk-taking by employees at the expense of long-term value of the Company. Based upon its assessment, including a review of the overall annual award limitations and individual annual limitations in our stock incentive plans and the Compensation and Stock Option Committee’s role in the consideration and approval of certain awards, the Compensation and Stock Option Committee does not believe that our compensation programs encourage excessive or inappropriate risk-taking, motivate imprudent risk-taking or create risks that are reasonably likely to have a material adverse effect on the Company.

Board Committees.

Our Board has three standing committees: an Audit Committee, a Compensation and Stock Option Committee and a Nominating and Corporate Governance Committee. No individual director is the chair of more than one committee.

Audit Committee.

The Audit Committee provides assistance to the Board in fulfilling its oversight responsibilities with respect to our financial statements, our system of internal accounting and financial controls and the independent audit of our financial statements. Functions of the Audit Committee include:

•	the selection, evaluation and, where appropriate, replacement of our outside auditors;

•	an annual review and evaluation of the qualifications, performance and independence of our outside auditors;

•	the approval of all auditing services and permitted non-audit services provided by our outside auditors;

•	the review of the adequacy and effectiveness of our accounting and internal controls over financial reporting; and

•	the review and discussion with management and with our outside auditors of the Company’s financial statements to be filed with the SEC.

The current members of the Audit Committee are Ms. Czerepak (Chair), Mr. Salamon and Dr. Stoll. The Board has determined that each of Ms. Czerepak, Mr. Salamon and Dr. Stoll qualifies as an “audit committee financial expert” as defined by SEC rules. During 2021, the Audit Committee met four times. Each member of the Audit Committee is “independent” within the meaning of the NASDAQ listing rules and otherwise meets the financial statement proficiency requirements of the NASDAQ listing rules. The Audit Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Compensation and Stock Option Committee.

The Compensation and Stock Option Committee, or the Compensation Committee, assists the Board of Directors in the discharge of the Board’s responsibilities with respect to the compensation of our directors, executive officers, and other key employees and consultants. The Compensation Committee establishes our overall compensation philosophy and is authorized to approve the compensation payable to our executive officers, including our named executive officers, and other key employees, including all perquisites, equity incentive awards, cash bonuses, and severance packages. The Compensation Committee also administers certain of the Company’s employee benefit plans, including its equity incentive plans, and is responsible for assessing the independence of compensation consultants and legal advisors. The Compensation Committee exercises sole power to retain compensation consultants and advisors and to determine the scope of the associated engagements. During the fiscal year 2021, our Compensation Committee engaged Frederick W. Cook & Co., Inc. in an effort to better align our compensation program with best practices. The current members of the Compensation and Stock Option Committee are Dr. Stoll (Chair), Ms. Czerepak and Dr. Aharon, each of whom is “independent” within the meaning of the NASDAQ listing rules. During 2021, the Compensation and Stock Option Committee met six times. The Compensation and Stock Option Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

Nominating and Corporate Governance Committee.

The Nominating and Corporate Governance Committee, or the Nominating Committee, is responsible for identifying individuals qualified to become Board members, and recommends to the Board the director nominees to be proposed by the Board for election by the stockholders (as well as any director nominees to be appointed by the Board to fill interim vacancies). The Nominating Committee also recommends the directors to be selected for membership on each Board committee. The Nominating Committee is also responsible for developing and recommending to the Board appropriate corporate governance guidelines and policies, and for leading the Board in its annual review of the Board’s performance. The current members of the Nominating Committee are Mr. Salamon (Chair), Dr. Stoll and Mr. Sylvester, each of whom is “independent,” within the meaning of the NASDAQ listing rules. During 2021, the Nominating Committee met three times. The Nominating Committee has a written charter, which is available on our website; go to www.delcath.com, click on “Investors,” then “Corporate Governance.”

The Nominating Committee with, when it deems it necessary, the assistance of a third-party search firm, identifies candidates for director nominees. In considering candidates for the Board, the Nominating Committee considers each candidate’s credentials as a whole, including, but not necessarily limited to, outstanding achievement in a candidate’s personal career, broad and relevant experience, integrity, sound and independent judgment, experience and knowledge of the business environment and markets in which we operate, business acumen, and willingness and ability to devote adequate time to Board duties. The Nominating Committee considers the competencies required of its members in the context of the Board as a whole, including the personal characteristics, experience and background of directors and nominees to facilitate Board deliberations that reflect a broad range of perspectives.

On April 8, 2020, the Company entered into a Board Appointment Agreement with its stockholders, Rosalind Master Fund L.P. and Rosalind Opportunities Fund I L.P., pursuant to which Mr. Salamon and Dr. Aharon were appointed directors of the Company.

Recommendations by Stockholders of Director Nominees.

The Nominating Committee will consider any recommendation by a stockholder of a candidate for nomination as a director. If a stockholder wants to recommend a director candidate for consideration by the Nominating Committee, the stockholder should submit the name of the proposed nominee, together with the reasons why the stockholder believes the election of the candidate would be beneficial to the Company and our stockholders and the information about the nominee that would be required in a proxy statement requesting proxies to vote in favor of the candidate. The stockholder’s submission must be accompanied by the written consent of the proposed nominee to being nominated by the Board and the candidate’s agreement to serve if nominated and elected. Any such submission should be directed to the Nominating Committee at our principal office, 1633 Broadway, Suite 22C, New York, New York 10019. If a stockholder intends to nominate a person for election to the Board of Directors at an annual meeting, the stockholder must provide us with written notice of his or her intention no later than the deadline for receiving a stockholder proposal for inclusion in our proxy statement for such meeting and must otherwise comply with our amended and restated certificate of incorporation. Copies of any recommendation received in accordance with these procedures will be distributed to each member of the Nominating Committee. One or more members of the Nominating Committee may contact the proposed candidate to request additional information.

Stockholder Communications with the Board of Directors.

Any stockholder wishing to communicate with the Board or with any specified director should address his or her communication to the Board of Directors or to the particular director(s) in care of the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019. All such written communication, other than items determined by our legal counsel to be inappropriate for submission to the intended recipient(s), will be submitted to the Board or to the particular director(s). Any stockholder communication not so delivered, will be made available upon request to any director. Examples of stockholder communications that would be considered inappropriate for submission include, without limitation, customer complaints, business solicitations, product promotions, job inquiries, junk mail and mass mailings, as well as material that is unduly hostile, threatening, illegal or similarly unsuitable.

Code of Ethics.

We maintain a Code of Business Conduct and Ethics (the “Code”) that applies to all employees, including our principal executive officer, principal financial officer, principal accounting officer, controller and persons performing similar functions, and including our independent directors, who are not our employees, with regard to their company-related activities. The Code incorporates guidelines designed to deter wrongdoing and to promote honest and ethical conduct and compliance with applicable laws, rules and regulations. The Code also incorporates our expectations of our employees that enable us to provide accurate and timely disclosure in our filings with the SEC and other public communications. In addition, the Code incorporates guidelines pertaining to topics such as complying with applicable laws, rules, and regulations; insider trading; reporting Code violations; and maintaining accountability for adherence to the Code. The full text of our Code is published on our website. Please go to www.delcath.com, click on “Investors,” then “Corporate Governance.” We intend to disclose future amendments to certain provisions of our Code, or waivers of such provisions granted to our principal executive officer, principal financial officer or principal accounting officer and persons performing similar functions, on our website.

Anti-Hedging and Pledging Policy.

Pursuant to our Insider Trading Policy, we prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from engaging in any hedging or monetization transactions relating to our securities, including through the use of financial instruments such as prepaid variable forwards contracts, equity swaps, collars and exchange funds. We also prohibit our employees, our executive officers, members of the Board, and certain consultants and contractors from holding our securities in a margin account or otherwise pledging our securities as collateral for a loan.

TRANSACTIONS WITH RELATED PERSONS

The Company recognizes that related person transactions present a heightened risk of conflicts of interest. As a general matter, it is the preference of the Company to avoid related person transactions. The term “related person transaction” refers to a transaction required to be disclosed pursuant to Item 404 of Regulation S-K, under the Securities Act of 1933, as amended.

Except for the participation of certain senior management, directors and greater than 5% shareholders in investments in the securities of the Company, as reflected in the footnotes to the Security Ownership of Certain Beneficial Owners and Management table on page 19, no “related person transactions” occurred during the fiscal years ended December 31, 2021 and 2020.

We have adopted a written policy for the review and approval or ratification of transactions between the Company and Related Parties (as defined below). Under the policy, our Nominating Committee will review the material facts of proposed transactions involving Delcath in which a Related Party will have a direct or indirect material interest. The Nominating Committee will either approve or disapprove our entry into the transaction or, if advance approval is not feasible, will consider whether to ratify the transaction. The Nominating Committee may establish guidelines for ongoing transactions with a Related Party, and will review such transactions at least annually. If the aggregate amount of the transaction is expected to be less than $200,000, such approval or ratification may be made by the Chair of the Committee. In determining whether to approve or ratify a transaction with a Related Party, the Nominating Committee (or Chair) will consider, among other factors, whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third-party and the extent of the Related Party’s interest in the transaction.

Certain transactions are deemed pre-approved under the policy, including compensation of executive officers and directors (except that employment of an immediate family member of an executive officer requires specific approval), and transactions with a company at which the Related Party’s only relationship is as a non-officer employee, director, or less than 10% owner if the aggregate amount involved does not exceed 2% of such company’s total annual revenues (or, in the case of charitable contributions by us, 1% of the charity’s total annual receipts). Pre-approval is not required if the amount involved in the transaction is not expected to exceed $120,000 in any calendar year.

For purposes of the policy, a “Related Party” is generally anyone who since the beginning of the last full fiscal year is or was an executive officer, director or director nominee, owner of more than 5% of our Common Stock, or immediate family member of any of such persons.

DIRECTOR COMPENSATION

The Compensation and Stock Option Committee reviews and recommends to the Board of Directors appropriate director compensation programs for service as directors, committee chairs, and committee members.

In lieu of per-meeting fees, non-employee  directors of the Company are paid an annual retainer of $43,000 and certain additional annual retainers for chairing or serving as a member of the committees of the Board as follows:

Annual Retainer
Name	($)
Board Service	43,000
Chairman of the Board	25,000
Chair of Audit Committee	20,000
Member of Audit Committee	8,000
Chair of Compensation and Stock Option Committee	12,000
Member of Compensation and Stock Option Committee	5,000
Chair of Nominating and Corporate Governance Committee	8,000
Member of Nominating and Corporate Governance Committee	4,000

Additionally, we reimburse all non-employee directors for their reasonable out-of-pocket travel expenses incurred in attending meetings of our Board of Directors or any committees of the Board.

The following table sets forth the compensation awarded to, earned by or paid to each non-employee director who served on our Board of Directors in 2021.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)(1)	Total ($)
Gil Aharon, Ph.D.	48,000	87,841	135,841
Elizabeth Czerepak	68,000	87,841	155,841
Steven Salamon	59,000	87,841	146,841
Roger G. Stoll, Ph.D.	92,000	87,841	179,841
John Sylvester	47,000	87,841	134,841

(1)

Amounts shown in this column do not reflect dollar amounts actually received by non-employee directors. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022. The Black-Scholes assumptions used were an expected term of 5.5 years, expected volatility 181.3%, and a risk-free interest rate of 0.8%. Our non-employee directors will only realize compensation to the extent the trading price of our common stock is greater than the exercise price of such stock options.

INFORMATION ABOUT OUR EXECUTIVE OFFICERS

Below is a list of the names, ages, positions, and a brief account of the business experience of the individuals who currently serve as our executive officers.

Name	Age	Position
Gerard Michel	58	Chief Executive Officer
John Purpura, M.S.	60	Chief Operating Officer
Johnny John, M.D.	58	Senior Vice President Clinical Development and Medical Affairs

Information concerning Gerard Michel, one of our Directors and our Chief Executive Officer, is provided under “—Nominees for Election as Class 1 Directors” and elsewhere in this proxy statement.

John Purpura, our Chief Operating Officer, joined the Company as Executive Vice President, Regulatory Affairs and Quality Assurance, in November 2009 and was promoted to Executive Vice President, Global Head of Operations, on July 19, 2016. He served as Interim Chief Executive Officer of the Company from June 1, 2020 to October 1, 2020, at which time he was promoted to his current position. Prior to joining the Company, he was with Bracco Diagnostics (formerly E-Z-EM, Inc.) as Vice President and then Executive Director of International Regulatory Affairs from 2007 to 2008 and Head of Regulatory Affairs for North America and Latin America from 2008 to 2009. Prior to joining E-Z-EM, Inc., Mr. Purpura had an 11-year career with Sanofi-Aventis, ultimately serving as Associate Vice President for Regulatory CMC from 2005 to 2007. From 1985 to 1995, he had various quality and regulatory management roles with Bolar Pharmaceuticals, Luitpold Pharmaceuticals and Eon Labs Manufacturing. He earned his M.S. in Management & Policy and B.S. degrees in Chemistry and Biology at the State University of New York at Stony Brook.

Johnny John, M.D., our Senior Vice President Clinical Development and Medical Affairs, joined the Company on March 19, 2012 as Director, Clinical Operations and was promoted to his current position in February 2021. Dr. John has worked in oncology drug development and clinical trials for over 17 years. Prior to joining Delcath, he worked in Clinical Trial Operations at InVentiv Health (now renamed Syneos Health, Inc.) from 2004 to 2012 providing clinical and medical oversight on various oncology programs, including the trials that resulted in the FDA approval of Ipilimumab. Prior to InVentiv Health, Dr. John spent over 11 years in clinical practice. He received his medical degree from Mangalore University, India and postgraduate training at the University of Illinois.

EXECUTIVE COMPENSATION

Our Compensation Committee is responsible for formulating and establishing our overall compensation philosophy with respect to our executive officers. The Company believes that a strong executive management team comprised of talented individuals in key positions is critical to the development and growth of our business and to increasing stockholder value. Accordingly, a key objective of our executive compensation program is to attract and retain talented and experienced individuals, while motivating them to perform and make decisions consistent with the Company’s business objectives, goals and culture. We emphasize pay-for-performance by linking executive compensation to Company performance. For each executive, the amount of pay that is actually realized is primarily driven by the Company’s performance and each executive’s contribution to that performance.

Our Compensation Committee considers the input it receives from our stockholders when designing and evaluating our executive compensation practices.

Compensation Components. The three primary components of our executive compensation are base salary, annual incentive cash awards and long-term equity incentive awards:

•

Base Salary. We pay our executive officers a base salary, which our Compensation Committee reviews and determines annually. Base salaries are used to compensate our executive officers for performing the core responsibilities of their positions and to provide them with a level of security with respect to a portion of their total compensation. Base salaries are set in part based on the executive’s unique skills, experience and expected contribution to the Company, as well as individual performance, including the impact of such performance on our business results, and the period of the executive’s performance. Decisions regarding base salary increases take into account the executive’s current base salary, third-party benchmark and survey data, and the salary compensation paid to executive officers within and outside the Company, as well as the Company’s overall performance, its ability to afford such increases, its success in achieving its operational and strategic goals and objectives, and the executive officer’s contribution to Company performance.

•

Annual Incentive Cash Awards. Annual incentive compensation is intended to establish a direct correlation between annual cash awards and the performance of the Company. The Company’s Annual Incentive Plan, or AIP, is an annual incentive cash bonus plan designed to align the interests of participants with the interests of the Company and its stockholders. The AIP is designed to strengthen the link between a participant’s pay and his or her overall performance and the Company’s performance, focus participants on critical individual and corporate objectives, offer a competitive cash incentive, and encourage and reward performance and competencies critical to the Company’s success.

•

Long-Term Incentive Compensation. In addition to using base salaries and annual incentive cash bonuses, which our Compensation Committee views as short-term compensation, a portion of our executive compensation is in the form of long-term equity compensation. The Compensation Committee continually evaluates the use of equity-based awards and intends to continue to use such awards in the future as part of the Company’s compensation program. Historically, we have used an annual equity-based incentive plan to align participants’ interests with those of the Company and its stockholders by rewarding participants for their contributions to the long-term success of the Company.

Base Salary. The following table summarizes the amount of base salary and year-over-year increase for each of our named executive officers for 2019, 2020 and 2021:

Executive	Hire Date	2019 Base Salary ($)	Percent Increase in 2019	2020 Base Salary ($)	Percent Increase in 2020	2021 Base Salary ($)
Gerard Michel(1)	10/1/2020	—	—	450,000	13.3%	510,000
John Purpura, M.S.(2)	11/16/2009	335,000	14.9%	385,000	0.6%	387,419
Johnny John, M.D.(3)	03/19/2012	251,600	3.0%	259,148	48.6%	385,000

(1)

Mr. Michel joined the Company in October 2020. His salary in 2020 is shown as its full annual rate, but he only received a pro-rated amount for his time of service between October 21, 2020 and December 31, 2020. See “Summary Compensation Table” for the amount of salary he received in 2020.

(2)

Mr. Purpura served as Interim Chief Executive Officer effective as of May 26, 2020 and until October 1, 2020. Since October 1, 2020, he has served as Chief Operating Officer. Mr. Purpura’s base salary increased in connection with such appointments.

(3)

Dr. John joined the Company in March 2012 as Director, Clinical Operations and served in such role until his promotion to Senior Vice President Clinical Development and Medical Affairs in February 2021. Dr. John’s base salary increased in connection with his promotion.

Annual Incentive Plan. Under the AIP, annual incentive target award opportunities are expressed as a percentage of a participant’s actual base salary for the performance year, beginning January 1. The following table sets forth, for each named executive officer, the applicable target bonus percentage of base salary to which each named executive officer was entitled during 2021 and the amount actually paid to him.

Executive	Target Bonus Expressed as % of Base Salary	Dollars ($)	Actual Payout as % of Base Salary	Dollars ($)
Gerard Michel	50.0%	237,576	25.62%	130,666
John Purpura, M.S.	45.0%	174,070	24.71%	95,739
Johnny John, M.D.	40.0%	105,596	15.09%	58,078

For 2021, AIP goals were based entirely on Company performance to focus all the executives on the same critical challenges facing the Company. Company performance in 2021 was measured based upon achievement of objectives in the following areas: Clinical Trials, Regulatory, Commercial, Manufacturing and Finance. The Compensation Committee has determined an overall achievement of 55.0%.

Long Term Incentive Compensation. Grants have historically been comprised of stock option awards granted each year with the number of shares subject to the awards designed to deliver a competitive value targeted at the mid-market of the executive compensation comparison group.

The Compensation Committee periodically provides long-term equity incentive awards for our named executive officers based upon a holistic assessment of Company and individual performance for the prior year and its view of the appropriate incentives to best help achieve the Company’s business objectives. See “Grants of Plan-Based Awards—2021” for equity grants to the named executive officers in 2021.

SUMMARY COMPENSATION TABLE

The following table sets forth the total compensation awarded to, earned by or paid to our named executive officers during the fiscal years ending December 31, 2021 and December 31, 2020.

Name and Position	Year	Salary ($)	Bonus ($)	Options Awards(1) ($)		All Other Compensation ($)		Total ($)
Gerard Michel,	2021	475,151	130,666	1,230,585		78,000	(2)	1,914,402
Chief Executive Officer	2020	112,500	—	5,629,000	(3)	19,500	(2)	5,761,000

John Purpura,	2021	386,823	95,739	442,927		—		925,489
Chief Operating Officer	2020	347,500	57,870	1,981,900		32,000	(4)	2,419,270

Johnny John, M.D., Senior Vice President Clinical	2021	325,557	58,078	492,142		—		875,777
Development and Medical Affairs	2020	256,632	23,740	849,395		—		1,129,767

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022. The Black-Scholes assumptions used were an expected term of 5.5 years, expected volatility 181.3%, and a risk-free interest rate of 0.8%. Our named executive officers will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of such stock options.

(2)

The amount disclosed represents living reimbursement fees as provided for in Mr. Michel’s employment agreement. For details concerning Mr. Michel’s employment agreement, see “Potential Payments upon Termination or Change of Control.”

(3)

Represents a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s Common Stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The stock option vests ratably over a 36-month period beginning on October 1, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date). The exercise price of the stock option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest. All unvested options are subject to continued employment and certain vesting, forfeiture, and termination provisions. For details concerning Mr. Michel’s employment agreement, see “Employment Arrangements.”

(4)

The amount disclosed represents supplementary salary in connection with Mr. Purpura’s appointment as Interim Chief Executive Officer from June 2020 to October 2020. Mr. Purpura has served as our Chief Operating Officer since October 2020.

GRANTS OF PLAN-BASED AWARDS—2021

The following table sets forth grants of plan-based awards made during the fiscal year ended December 31, 2021 to the named executive officers. All equity grants were made pursuant to the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan, as amended (the “2020 Plan”). At present, 2,475,000 shares of Common Stock of the Company are reserved for issuance under the 2020 Plan through September 30, 2030 to the Company’s employees, directors and consultants, of which 1,240,600 shares remain available to be issued. The stock options which were granted to the named executive officers in 2021 immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one- thirty-sixth (1/36th) per month on the first day of each month for thirty-two months, starting on September 1, 2021. The stock options expire on August 5, 2031.

Name	Grant Date	All Other Option Awards; Number of Securities Underlying Options	Option Exercise Price ($)	Grant Date Fair Value of Option Award ($)(1)
Gerard Michel	08/05/21	125,000	10.16	1,230,585
John Purpura, M.S.	08/05/21	45,000	10.16	442,927
Johnny John, M.D.	08/05/21	50,000	10.16	492,142

(1)

Amounts shown in this column do not reflect dollar amounts actually received by our named executive officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted computed in accordance with the provisions of Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 718. Assumptions used in the calculation of these amounts are included in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 filed with the SEC on March 31, 2022. The Black-Scholes assumptions used were an expected term of 5.5 years, expected volatility 181.3%, and a risk-free interest rate of 0.8%. Our named executive officers will only realize compensation to the extent the trading price of our Common Stock is greater than the exercise price of such stock options.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END—2021

The following table sets forth information concerning unexercised stock options for each named executive officer as of December 31, 2021 that had been granted under the Delcath Systems, Inc. 2020 Omnibus Equity Incentive Plan, as amended (the “2020 Plan”), unless otherwise noted in the footnotes to this table.

Name	Option Awards
	Number of Securities Underlying Unexercised Options(#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price Per Share ($)	Option Expiration Date
Gerard Michel(1)	165,001	230,999	11.67	10/01/2030
	21,250	29,750	17.51	10/01/2030
	21,250	29,750	23.34	10/01/2030
	27,777	97,223	10.16	08/05/2031
John Purpura, M.S.(2)	357	—	196.70	02/01/2029
	72,930	102,070	11.67	10/01/2030
	10,000	35,000	10.16	08/05/2031
Johnny John, M.D.(3)	31,260	43,740	11.67	10/01/2030
	11,111	38,889	10.16	08/05/2031

(1)

On October 1, 2020, Mr. Michel was granted a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s Common Stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The stock option vests ratably over a 36-month period beginning on October 31, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the stock option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest. On August 5, 2021, Mr. Michel was granted an option to purchase 125,000 shares of the Company’s Common Stock, which option immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month for the next thirty-two months, starting on September 1, 2021, subject to Mr. Michel’s continued employment with the Company on each respective vesting date.

(2)

On February 1, 2019, Mr. Purpura was granted an option to purchase 357 shares of the Company’s Common Stock under the Company’s 2019 Equity Incentive Plan. On October 1, 2020, Mr. Purpura was granted an option to purchase 175,000 shares of the Company’s Common Stock under the 2020 Plan, which option vests and becomes exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month over a 36-month period, starting on October 1, 2020, subject to Mr. Purpura’s continued employment with the Company on each respective vesting date. On August 5, 2021, Mr. Purpura was granted an option to purchase 45,000 shares of the Company’s Common Stock, which option immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month for the next thirty-two months, starting on September 1, 2021, subject to Mr. Purpura’s continued employment with the Company on each respective vesting date.
(3)

On October 1, 2020, Dr. John was granted an option to purchase 75,000 shares of the Company’s Common Stock under the 2020 Plan, which option vests and becomes exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month over a 36-month period, starting on October 1, 2020, subject to Dr. John’s continued employment with the Company on each respective vesting date. On August 5, 2021, Dr. John was granted an option to purchase 50,000 shares of the Company’s Common Stock, which option immediately vested with respect to four-thirty-sixths (4/36ths) of the option shares and the remaining option shares will vest and become exercisable at the rate of one-thirty-sixth (1/36th) per month on the first day of each month for the next thirty-two months, starting on September 1, 2021, subject to Dr. John’s continued employment with the Company on each respective vesting date.

EMPLOYMENT ARRANGEMENTS

Gerard Michel Employment Agreement.

Pursuant to an employment agreement dated as of August 31, 2020 between the Company and Mr. Michel (the “Michel Employment Agreement”), the term of Mr. Michel’s employment began on October 1, 2020. Under the Michel Employment Agreement, Mr. Michel’s annualized base salary was $450,000 in 2020, subject to annual review by the Board’s Compensation and Stock Option Committee. For 2021, Mr. Michel’s base salary was increased to $510,000. Pursuant to the Michel Employment Agreement, Mr. Michel is eligible to participate in the Company’s annual incentive plan with a target annual cash bonus equal to 50% of his then-current base salary.

Pursuant to the Michel Employment Agreement, on October 1, 2020, the Company granted to Mr. Michel a nonqualified and non-plan stock option “inducement award” to purchase 498,000 shares of the Company’s common stock in reliance on Nasdaq Rule 5635(c)(4) pursuant to the terms of a stock option award agreement. The stock option vests ratably over a 36-month period beginning October 1, 2020 (i.e., 1/36th will vest at the end of each month during said 36-month period), subject to Mr. Michel’s continued service with the Company on each respective vesting date. The exercise price of the stock option is equal to (i) $11.67, the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the first 396,000 option shares to vest, (ii) 1.5 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the next 51,000 option shares to vest and (iii) 2.0 times the closing trading price per share of the Company’s Common Stock on October 1, 2020 as to the remaining 51,000 option shares to vest.

In addition, pursuant to the Michel Employment Agreement, the Company will reimburse Mr. Michel up to $6,500 per month to cover his temporary expenses incurred in connection with traveling to and living in the New York City tristate area to work onsite at the Company’s principal corporate office for the initial eighteen (18) months of his employment.

Mr. Michel may resign his at-will employment with the Company for “Good Reason” (as defined within the Michel Employment Agreement) and the Company may terminate Mr. Michel’s at-will employment other than for “Cause” (as defined within the Michel Employment Agreement). If Mr. Michel resigns his at-will employment for Good Reason or the Company terminates Mr. Michel’s employment other than for Cause, then Mr. Michel shall be entitled to his accrued and unpaid compensation and, subject to him entering into and not revoking a general release of claims in favor of the Company and fully complying with the terms of an Employee Confidentiality, Invention Assignment and Restrictive Covenants Agreement (the “Restrictive Covenants Agreement”), Mr. Michel shall also be entitled to:

•

A severance payment equal in the aggregate to twelve (12) months of his annual base salary at the time of termination, payable in twelve (12) equal monthly installments (and subject to applicable withholdings and deductions) beginning on the last Company payroll date of the first full month following termination of employment (“Severance Benefits”); and

•

If Mr. Michel timely and properly elects health plan (medical, dental and/or vision) continuation coverage under COBRA, the Company will reimburse Mr. Michel in an amount equal to the difference between the monthly COBRA premium paid by Mr. Michel for him and his dependents and the monthly premium amount paid by similarly situated active executives under the Company’s group health plans (“COBRA Benefits”). Such reimbursement will be paid to Mr. Michel on or by the last day of the month immediately following the month in which Mr. Michel timely remits the COBRA premium payment. Mr. Michel will be eligible to receive COBRA premium reimbursement until the earliest of: (x) the twelve-month anniversary of the date his employment with the Company terminates; (y) the date Mr. Michel is no longer eligible to receive COBRA continuation coverage; and (z) the date on which Mr. Michel becomes eligible to receive substantially similar coverage from another employer.

•

In addition, the Michel Employment Agreement provides that if Mr. Michel’s at-will employment is terminated by Mr. Michel for Good Reason or by the Company without Cause, in each case within three (3) months before or twelve (12) months following a change in control of the Company, Mr. Michel shall be entitled to receive his accrued and unpaid compensation and, subject to Mr. Michel entering into and not revoking a general release of claims in favor of the Company and fully complying with the Restrictive Covenants Agreement, Mr. Michel shall be entitled to receive (i) the Severance Benefits, (ii) the COBRA Benefits, (iii) immediate acceleration of any unvested portion of the Option and any other outstanding stock options granted to him at the time of his termination and (iv) a pro-rated annual cash incentive bonus for the fiscal year in which Mr. Michel’s employment terminates, as determined by the Board or the Compensation and Stock Option Committee based on its assessment of the actual performance of the Company and Mr. Michel following the completion of the fiscal year in which the termination of employment occurs; such pro-rated cash incentive bonus to be paid to Mr. Michel in a lump sum no later than 60 days after the filing of the Company’s Annual Report on Form 10-K for the fiscal year in which the termination of employment occurs.

John Purpura Executive Security Agreement.

Mr. Purpura does not have an employment agreement with the Company. Mr. Purpura and the Company have entered into an Executive Security Agreement dated as of March 20, 2018 the purpose of which is to provide to Mr. Purpura severance payments in the event of a qualifying termination of his employment (a termination of his employment by the Company without cause or if the Company gives him a good reason to voluntarily terminate his employment).

In the event that Mr. Purpura’s employment is terminated (other than “for cause” (as defined in the Executive Security Agreement) or due to his death or disability) or by Mr. Purpura’s resignation for “good reason” (as defined in the Executive Security Agreement), the Company is obligated to pay Mr. Purpura the following amounts or benefits: (a) any accrued but unpaid annual base salary and any other form or type of compensation, benefit or perquisite that was approved by the Company’s Board that is vested or accrued on the date of the termination, to be paid in cash in a lump sum within ten calendar days following the date of the termination; (b) payment for any accrued paid time off in accordance with Company policy, to be paid in cash in a lump sum within ten calendar days following the date of the termination; (c) and, if any employee participant of the Company receives an AIP payment for the fiscal year in which Mr. Purpura’s termination occurs, he will be entitled to receive a prorated AIP payment (based on the portion of the fiscal year he was employed by the Company) pursuant to the AIP for that fiscal year, subject and according to the terms and conditions of the AIP, with payment to be made at the time the Company pays that fiscal year’s AIP payments to its other executives but in no event later than March 15 of the subsequent fiscal year; (d) a severance payment equal to eighteen months (the “Severance Period”) of base salary, based upon his annual base salary in effect on the date of the termination, to be paid in cash, less all applicable withholdings and deductions, in approximately equal installments according to the Company’s regular payroll schedule over the 18 month period following the termination; provided, however, that no payments will be made prior to the 60th calendar day following the date of the termination. On the 60th calendar day following the date of the termination, the Company will pay Mr. Purpura in a lump sum the amount of the severance payments that he would have received during such 60-day period under the Company’s regular payroll schedule, and the balance of such severance will be paid to him in approximately equal installments over the remainder of the Severance Period; (e) if Mr. Purpura elects continuation coverage under COBRA for himself and his covered dependents under the Company’s group health and/or dental plans following the termination, then the Company will pay the COBRA premiums necessary to continue his group health and/or dental coverage in effect for himself and his eligible dependents until the earliest of (i) the close of the Severance Period following the date of the termination, (ii) the date Mr. Purpura ceases to participate, for whatever reason, in the Company’s group health and/or dental plans, or (iii) the date on which Mr. Purpura is covered or is eligible to be covered under another group health and/or dental plan or is otherwise no longer eligible for coverage under COBRA.

In addition, in the event that there is a “change of control” of the Company and Mr. Purpura’s employment has been terminated by the Company other than for “cause” or if Mr. Purpura resigns for “good reason” during the 12 months immediately following the change of control, then on the 60th calendar day following the date of the qualifying termination, Mr. Purpura will receive a lump sum severance payment equal to 18 months of base salary, based upon his annual base salary in effect on the date of the termination.

Johnny John, M.D. has no employment agreement or severance arrangements with the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The following table shows the potential incremental value transfer to each current named executive officer under various termination or change-in-control scenarios as of December 31, 2021, the last business day of 2021. Unvested, unexercised stock options are valued based on the closing market price of our Common Stock on that date. The actual amounts to be paid out in respect of the named executive officers can only be determined at the time of such named executive officer’s actual separation from the Company.

Name	Retirement or Voluntary Termination Without “Good Reason” ($)	Termination for “Cause” ($)	Involuntary Termination (Termination Without Cause, or Termination for Good Reason) ($)	Upon a Change in Control ($)	Death or Disability Termination ($)
Gerard Michel	—	—	703,516	703,516	—
John Purpura, M.S.	—	—	746,524	746,524	—
Johnny John, M.D.	—	—	—	—	—

AUDIT COMMITTEE REPORT

The Audit Committee reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2021, with management and Marcum LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2021.

The Audit Committee also discussed with Marcum LLP the matters required to be discussed by Auditing Standard 1301 (Communications with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”).

The Audit Committee has received and reviewed the written disclosures and the letter from Marcum LLP required by applicable requirements of the PCAOB regarding Marcum LLP’s communications with the Audit Committee concerning independence and has discussed with Marcum LLP its independence from the Company.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, for filing with the SEC.

Submitted by the Audit Committee of the Board of Directors,

Elizabeth Czerepak (Chair)

Steven Salamon

Roger G. Stoll, Ph.D.

April 4, 2022

STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING

In order for a stockholder proposal to be eligible for inclusion in our proxy statement for the 2023 annual meeting of stockholders, the proposal must be received by the Corporate Secretary not later than 120 days before the anniversary of the date this proxy statement for the 2022 Annual Meeting was first released to our stockholders, or Monday, December 5, 2022, and must otherwise comply with the requirements of Rule 14a-8(e) of the Securities Exchange Act of 1934. In addition, in order for a stockholder to present a proposal or other matter or to nominate a person for election as a director at the 2023 annual meeting of stockholders, the stockholder must give Delcath written notice of the proposal or other matter to be presented at the meeting no later than 120 days before the anniversary of the date this proxy statement for the 2022 Annual Meeting was first released to our stockholders and must otherwise comply with our amended and restated certificate of incorporation. If the date set for the 2023 annual meeting is more than 30 calendar days before or after May 4, 2023, such notice must instead be received no later than 60 calendar days before the date set for such meeting. Proposals or notices of intent to present a proposal should be addressed to the Corporate Secretary, Delcath Systems, Inc., 1633 Broadway, Suite 22C, New York, New York 10019, and should be sent by overnight delivery or certified mail, return receipt requested. If a stockholder fails to provide timely notice of a proposal to be presented at the 2023 annual meeting, the proxies designated by the Board will have discretionary authority to vote on the proposals.

OTHER MATTERS

We know of no other matters to be brought before the 2022 Annual Meeting. However, if any other matters do properly come before the 2022 Annual Meeting, it is intended that the proxy holders will vote the shares represented by the proxies in the accompanying form as recommended by the Board or, if no recommendation is given, in accordance with the best judgment of the person voting the proxies.

WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports and other reports and information with the SEC. We distribute to our stockholders annual reports containing financial statements audited by our independent registered public accounting firm and, upon request, quarterly reports for the first three quarters of each fiscal year containing unaudited financial information. In addition, the reports and other information are filed through Electronic Data Gathering, Analysis and Retrieval (known as “EDGAR”) system and are publicly available on the SEC’s site on the Internet, located at www.sec.gov.

We will provide, without charge, to each person to whom a proxy statement is delivered, upon written or oral request of such person and by first class mail or other equally prompt means within one business day of receipt of such request, a copy of any and all of the information that has been incorporated by reference in the proxy statement (not including exhibits to the information that is incorporated by reference unless such exhibits are specifically incorporated by reference into the information that the proxy statement incorporates). Please direct such request in writing or by telephone at the following address:

Delcath Systems, Inc.

1633 Broadway, Suite 22C

New York, New York 10019

Attn: Corporate Secretary

Telephone: (212) 489-2100

You may also access such documents free of charge at http://www.delcath.com/investors/sec-filings/ as soon as reasonably practicable after such material is electronically filed with, or furnished to, the SEC. Our website and the information contained on that site, or connected to that site, are not incorporated into and are not a part of this proxy statement.

Your cooperation in giving these matters your immediate attention and in returning your proxy promptly will be appreciated.

BY ORDER OF THE BOARD OF DIRECTORS

Gerard Michel
Chief Executive Officer

Appendix A

DELCATH SYSTEMS, INC.

2021 EMPLOYEE STOCK PURCHASE PLAN

(As adopted by the Board of Directors on August 5, 2021 subject to stockholder approval)

The purpose of the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Delcath Systems, Inc. (the “Company”) and each Designated Subsidiary (as defined in Section 11) with opportunities to purchase shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”). The Plan is intended to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the Internal Revenue Code of 1986, as amended (the “Code”), and shall be interpreted in accordance with that intent. Subject to adjustment pursuant to Section 17(a), the shares of Common Stock that may be sold pursuant to the Plan shall not exceed in the aggregate 260,295 shares of Common Stock.

1.    Administration. The Plan is administered by the person or persons appointed by the Company’s Board of Directors (the “Board”) for such purpose or, in the event of no such appointment, the Compensation and Stock Option Committee of the Board (the “Administrator”). The Administrator has authority at any time to: (a) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it shall deem advisable; (b) interpret the terms and provisions of the Plan; (c) make all determinations it deems advisable for the administration of the Plan; (d) decide all disputes arising in connection with the Plan; (e) generally, to exercise such powers and to perform such acts as set forth in the Plan and to exercise such other powers and to perform such other acts as it deems necessary or expedient to promote the best interests of the Company and its affiliates and to carry out the intent that the Plan be treated as an “employee stock purchase plan” under Section 423(b) of the Code; and (f) to adopt such rules, procedures and sub-plans relating to the operation and administration of the Plan as are necessary or appropriate under applicable local laws, regulations and procedures to permit or facilitate participation in the Plan by employees of the Company or any Designated Subsidiary who are foreign nationals or employed or located outside the United States. All interpretations and decisions of the Administrator shall be final, binding and conclusive on all persons, including the Company and the Participants. No member of the Board or the Administrator or any other individual exercising administrative authority with respect to the Plan shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

2.    Offerings. The Company will make one or more offerings to eligible employees to purchase Common Stock under the Plan (each, an “Offering”). Any Offering may, as determined by the Administrator, consist of one or more periods of time specified in the Offering beginning on the first day of the Offering or on the next day following an Exercise Date (as defined in Section 8) within an Offering and ending on the next-following Exercise Date (each, a “Purchase Period”). The Administrator shall designate the duration, frequency, and start and end dates of each Offering (which may overlap with another Offering) and the number and duration of Purchase Periods within an Offering, provided that no Offering shall exceed twenty-seven (27) months. The Administrator shall have the authority to set such other terms of each Offering, consistent with the Plan, and subject to compliance with the requirement of Section 423(b)(5) of the Code that all employees granted the right to purchase shares of Common Stock pursuant to the any Offering shall have the same rights and privileges. The provisions of separate Offerings need not be identical. The Administrator may, in its sole discretion, structure an Offering so that if the Fair Market Value of the Common Stock on the first day of a new Purchase Period within the period of such Offering is less than or equal to the Fair Market Value of the Common Stock on the Offering Date, then (i) that Offering will terminate immediately (after giving effect to the exercise and purchase of shares of Common Stock for the Purchase Period within such Offering that just ended), and (ii) the Participants in such terminated Offering will be automatically enrolled in a new Offering beginning on the first day of the new Purchase Period.

3.    Eligibility. All individuals classified as employees on the payroll records of the Company and each Designated Subsidiary are eligible to participate in any one or more of the Offerings under the Plan, provided that as of the first day of the applicable Offering (the “Offering Date”) they have completed at least 30 days of employment, and further provided that, unless otherwise specified in an Offering, employees whose customary employment is 20 hours or less per week shall not be eligible. Notwithstanding any other provision herein, individuals who are not contemporaneously (with the first day of the applicable Offering) classified as employees of the Company or a Designated Subsidiary for purposes of the Company’s or applicable Designated Subsidiary’s payroll system are not considered to be eligible employees of the Company or any Designated Subsidiary and shall not be eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Subsidiary for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. The exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Subsidiary on the Company’s or Designated Subsidiary’s payroll system to become eligible to participate in the Plan is through an amendment to this Plan, duly executed by the Company, which specifically renders such individuals eligible to participate herein.

4.    Participation.

(a)    Enrollment. An eligible employee who is not a Participant on any Offering Date may participate in such Offering by submitting an enrollment form (which may be in written or electronic form) to his or her appropriate payroll location at least 15 business days before the Offering Date (or by such means, at such place or by such other deadline as shall be established by the Administrator for the Offering). The enrollment form will (a) state a whole percentage or the amount to be deducted from an eligible employee’s Compensation (as defined in Section 11) per pay period, (b) authorize the purchase of Common Stock in each Offering in accordance with the terms of the Plan and (c) specify the exact name or names in which shares of Common Stock purchased for such individual are to be issued pursuant to Section 10. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form or withdraws from the Plan, such Participant’s deductions and purchases will continue at the same percentage or amount of Compensation for future Offerings, provided he or she remains an eligible employee.

(b)    Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.

5.    Employee Contributions. Each eligible employee may authorize payroll deductions in either a dollar amount or as a percentage of Compensation, and subject to such minimums and maximums, as determined by the Administrator and set forth in the Offering or enrollment form applicable to such Offering. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Offering. No interest will accrue or be paid on payroll deductions.

6.    Deduction Changes. Except as provided in Section 7, a Participant may not increase or decrease his or her payroll deduction during any Offering, but may increase or decrease his or her payroll deduction with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form at least 15 business days before the next Offering Date (or by such other deadline as shall be established by the Administrator for the Offering).

7.    Withdrawal. A Participant may withdraw from participation in the Plan by delivering a written notice of withdrawal to his or her appropriate payroll location. The Participant’s withdrawal will be effective as of the next business day. Following a Participant’s withdrawal, the Company will promptly refund all payroll deductions accumulated on behalf of such Participant under the Plan that have not been used to purchase shares of Common Stock    (without interest) as soon as administratively practicable. Partial withdrawals are not permitted. Such an employee may not begin participation again during the remainder of the Offering, but may enroll in a subsequent Offering in accordance with Section 4.

8.    Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of such Offering (or, where there are multiple Purchase Periods within the period of an Offering, the last day of a Purchase Period) (the “Exercise Date”), at the Option Price hereinafter provided for, the lowest of (a) a number of shares of Common Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the lower of (i) 85 percent of the Fair Market Value of the Common Stock on the Offering Date, or (ii) 85 percent of the Fair Market Value of the Common Stock on the Exercise Date, or (b) the maximum number of shares as shall be established by the Administrator in advance of and set forth in the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share purchased under each Option (the “Option Price”) will not be lower than the lesser of 85 percent of the Fair Market Value of the Common Stock on the Offering Date or the Exercise Date.

Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the option was granted, would be treated as owning stock possessing 5 percent or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code shall apply in determining the stock ownership of a Participant, and all stock which the Participant has a contractual right to purchase shall be treated as stock owned by the Participant. In addition, no Participant may be granted an Option which permits his or her rights to purchase stock under the Plan, and any other “employee stock purchase plan” (under Section 423(b) of the Code) of the Company and its Parents and Subsidiaries (which, for the avoidance of doubt, does not include the Company’s 2020 Omnibus Equity Incentive Plan), to accrue at a rate which exceeds $25,000 of the fair market value of such stock (determined on the option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.

9.    Exercise of Option and Purchase of Shares. The Option of each employee who continues to be a Participant in the Plan on the Exercise Date shall be automatically exercised on such date and he or she shall acquire from the Company such number of whole shares of Common Stock reserved for the purpose of the Plan as his or her accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan. Any amount remaining in a Participant’s account at the end of an Offering solely by reason of the inability to purchase a fractional share will be carried forward to the next Offering; if the amount remaining in the Participant’s account after the purchase of shares of Common Stock is at least equal to the amount required to purchase one (1) whole share of Common Stock on the Exercise Date of the Offering, then such remaining amount shall be distributed in full to such Participant at the end of the Offering without interest. If any Option granted under the Plan shall for any reason terminate without having been exercised, the shares of Common Stock not purchased under such Option shall again become available for issuance under the Plan.

10.    Issuance of Common Stock. Shares of Common Stock purchased under the Plan may be issued only in the name of the employee, in the name of the employee and another person of legal age as joint tenants with rights of survivorship, or in the name of a broker authorized by the employee to be his, her or their, nominee for such purpose.

11.    Certain Definitions.

The term “Compensation” means the amount of base pay, prior to salary reduction pursuant to Sections 125, 132(f) or 401(k) of the Code, but excluding overtime, incentive or bonus awards, imputed income, allowances and reimbursements for expenses such as relocation allowances or travel expenses, income or gains on the exercise of Company stock options, and similar items.

The term “Designated Subsidiary” means any present or future Subsidiary (as defined below) that has been designated by the Board to participate in the Plan. The Board may so designate any Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the stockholders.

The term “Fair Market Value of the Common Stock” on any given date means the fair market value of the Common Stock determined in good faith by the Administrator; provided, however, that if the Common Stock is admitted to quotation on the Nasdaq Stock Market or another national securities exchange, the determination shall be made by reference to the closing price on such date. If there is no closing price for such date, the determination shall be made by reference to the last date preceding such date for which there is a closing price.

The term “Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.

The term “Participant” means an individual who is eligible as determined in Section 3 and who has complied with the provisions of Section 4.

The term “Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.

12.    Rights on Termination of Employment. If a Participant’s employment terminates for any reason before the Exercise Date for any Offering (or any Purchase Period within the period of an Offering), no payroll deduction will be taken from any pay due and owing to the Participant and the balance in the Participant’s account will be paid (without interest) to such Participant or, in the case of such Participant’s death, to his or her designated beneficiary as if such Participant had withdrawn from the Plan under Section 7. Notwithstanding the foregoing, an Offering may provide that if a Participant’s employment terminates under specified circumstances other than by the Company for cause (as determined in the sole discretion of the Company), then the Participant will continue to participate in the Offering (or any Purchase Period within the Offering) that ends (and the Exercise Date of which occurs) within three months following the Participant’s termination of employment. An employee will be deemed to have terminated employment, for purposes of this section, if the corporation that employs him or her, having been a Designated Subsidiary, ceases to be a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Subsidiary. An employee will not be deemed to have terminated employment for this purpose if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.

13.    Special Rules. Notwithstanding anything herein to the contrary, the Administrator may adopt special rules applicable to the employees of a particular Designated Subsidiary whenever the Administrator determines that such rules are necessary or appropriate for the implementation of the Plan in a jurisdiction where such Designated Subsidiary has employees; provided that such rules are consistent with the requirements of Section 423(b) of the Code. Any special rules established pursuant to this Section 13 shall, to the extent possible, result in the employees subject to such rules having substantially the same rights as other Participants in the Plan.

14.    Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from his or her pay shall constitute such Participant a holder of the shares of Common Stock covered by an Option under the Plan until such shares have been purchased by and issued to him or her upon an Exercise Date.

15.    Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant. Any attempt at transferring rights under the Plan in violation of the foregoing shall be null and void without effect.

16.    Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose; the Company shall not be required to segregate any payroll deductions made under the Plan.

17.    Adjustment in Case of Changes Affecting Common Stock; Dissolution or Liquidation; Change in Control.

(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Common Stock, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Common Stock or other securities of the Company, or other change in the Company’s structure affecting the Common Stock occurs without the receipt of consideration by the Company, then the Board shall, in such manner as it deems equitable, adjust the number of shares and class of Common Stock that may be delivered under the Plan, the Exercise Price per share and the number of shares of Common Stock covered by each outstanding Option under the Plan, and the numerical limits of the preamble hereof and/or in Section 8.

(b)    Dissolution or Liquidation. Unless otherwise determined by the Administrator, in the event of a proposed dissolution or liquidation of the Company, any Offering then in progress will be shortened by setting a new Exercise Date and the Offering will end immediately prior to the proposed dissolution or liquidation. The new Exercise Date will be before the date of the Company’s proposed dissolution or liquidation. Before the new Exercise Date, the Administrator will provide each Participant with written notice, which may be in electronic form, of the new Exercise Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 7.

(c)    Change in Control. In the event of a Change in Control, each outstanding Option may (if approved by the Board) be assumed or an equivalent option substituted by the surviving corporation or the acquiring corporation (or the Parent or Subsidiary of such surviving or acquiring corporation). If such surviving or successor corporation does not (or will not) assume or substitute the Option, the Offering with respect to which the Option relates will be shortened by setting a new Exercise Date on which the Offering will end. The new Exercise Date will occur before the date of such Change in Control and prior to the new Exercise Date, the Administrator will provide each Participant with written notice, which may be in electronic form, of the new Exercise Date and that the Participant’s Option will be exercised automatically on such date, unless before such time, the Participant has withdrawn from the Offering in accordance with Section 7. For purposes hereof, “Change in Control” means the consummation, in a single transaction or in a series of related transactions, of any one or more of the following events:

(i)

The consummation of any consolidation or merger of the Company with any other entity, other than a transaction which would result in the voting power of the securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or its parent) at least 50% of the total voting power represented by the voting securities of the Company or such surviving entity or its parent outstanding immediately after such consolidation or merger;

(ii)

Any one Person, or more than one Person acting as a group, acquires ownership of the stock of the Company that, together with the stock held by such Person or group, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, (A) the acquisition of additional stock by any one Person or group, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control, and (B) if the stockholders of the Company immediately before such change in ownership continue to retain immediately after the change in ownership, in substantially the same proportions as their ownership of shares of the Company’s voting stock immediately prior to the change in ownership, the direct or indirect beneficial ownership of 50% or more of the total voting power of the stock of the Company or of the ultimate parent entity of the Company, such event will not be considered a Change in Control under this subsection (ii). For this purpose, indirect beneficial ownership will include, without limitation, an interest resulting from ownership of the voting securities of one or more corporations or other business entities which own the Company, as the case may be, either directly or through one or more subsidiary corporations or other business entities;

(iii)

A majority of the Company directors is replaced during any 12-month period by Company directors whose appointment or election is not endorsed by a majority of the Company directors prior to the date of the appointment or election; or

(iv)

Any one Person, or more than one Person acting as a group, acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iv), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in subsection (3) above. For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

(d)    For purposes of this definition, (i) “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint share company, a trust, a joint venture, an unincorporated organization or a governmental entity or any department, agency or political subdivision thereof, and (ii) Persons will be considered to be acting as a group if they are owners of an entity that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

18.    Designation of Beneficiary.

(a)    A Participant may file a written designation of a beneficiary who is to receive any shares of Common Stock and/or cash, if any, from the Participant’s account under the Plan in the event of such Participant’s death subsequent to the end of an Offering but prior to delivery to the Participant of such shares of Common Stock or cash. In addition, a Participant may file a written designation of a beneficiary who is to receive any cash from the Participant’s account under the Plan in the event of such Participant’s death during an Offering. Any such designation shall be on a form provided by the Administrator, which may be electronic.

(b)    The Participant may change such designation of beneficiary at any time by written notice to the Company, on a form provided by the Administrator, which may be electronic. In the event of the death of a Participant and in the absence of a beneficiary validly designated under the Plan who is living at the time of such Participant’s death, the Company shall deliver such shares of Common Stock and/or cash to the executor or administrator of the estate of the Participant, or if no such executor or administrator has been appointed (to the knowledge of the Company), the Company, in its sole discretion, may deliver such shares of Common Stock and/or cash to the spouse or to any one or more dependents or relatives of the Participant, or if no spouse, dependent or relative is known to the Company, then to such other person as the Company may designate.

19.    No Continued Service Rights. Neither the Plan nor any right granted under the Plan shall confer on any Participant any right to continuation of the Participant’s employment with the Company or any Designated Subsidiary, nor shall it interfere in any way with the right of the Company or Designated Subsidiary to terminate such employment relationship, with or without cause.

20.    Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that, without the approval within 12 months of such Board action by the stockholders, no amendment shall be made increasing the number of shares approved for the Plan or making any other change that would require stockholder approval in order for the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code.

21.    Insufficient Shares. If the total number of shares of Common Stock that would otherwise be purchased on any Exercise Date plus the number of shares purchased under previous Offerings (or previous Purchase Periods within the current Offering) under the Plan exceeds the maximum number of shares issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase Common Stock on such Exercise Date.

22.    Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded. If the Plan is terminated, the Administrator may elect to terminate all outstanding Offerings either immediately or once shares of Common Stock have been purchased on the next Exercise Date (which may, in the discretion of the Administrator, be accelerated) or permit Offerings to expire in accordance with their terms. If any Offering is terminated before its scheduled expiration, all payroll deductions accumulated on behalf of each Participant under the Plan that have not been used to purchase shares of Common Stock will be returned to each Participant (without interest, except as otherwise required by law) as soon as administratively practicable.

23.    Governmental Regulations. The Company’s obligation to sell and deliver Common Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance, or sale of such stock. No Option may be exercised to any extent unless the shares of Common Stock to be issued upon such exercise under the Plan are covered by an effective registration statement pursuant to the Securities Act of 1933, as amended, and the Plan is in material compliance with all applicable federal, state, and foreign laws, and any other securities laws and other laws applicable to the Plan, and the requirements of any stock exchange upon which the shares of Common Stock may then be listed. If on an Exercise Date the shares of Common Stock are not so registered or the Plan is not in such compliance, no Option shall be exercised on such Exercise Date, and the Exercise Date shall be delayed until the shares of Common Stock are subject to such an effective registration statement and the Plan is in such compliance, except that the Exercise Date shall not be delayed more than twelve (12) months and the Exercise Date shall in no event be more than twenty-seven (27) months from the Offering Date. If, on the Exercise Date under any Offering hereunder, as delayed to the maximum extent permissible, the shares of Common Stock are not registered and the Plan is not in such compliance, no Options shall be exercised and all payroll amounts accumulated during the Offering (reduced to the extent, if any, such contributions have been used to acquire shares of Common Stock) shall be distributed to the Participants without interest (unless required by applicable law).

24.    Governing Law. All issues concerning this Plan will be governed by, and construed in accordance with, the laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the law of any jurisdiction other than the State of Delaware.

25.    Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Common Stock, from shares held in the treasury of the Company, or from any other proper source.

26.    Tax Withholding. Participation in the Plan is subject to any minimum required tax withholding on income of the Participant in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company and its Subsidiaries shall have the right to deduct any such taxes from any payment of any kind otherwise due to the Participant, including shares issuable under the Plan.

27.    Certain Tax Matters.

(a)    Code Section 409A. Rights granted under the Plan are intended to be exempt from the application of Section 409A of the Code under U.S. Treasury Regulation Section 1.409A-1(b)(5)(ii).

(b)    No Guarantee of Tax Treatment. Although the Company may endeavor to qualify a right granted under the Plan for special tax treatment under the laws of the United States or jurisdictions outside the United States or avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain special or to avoid unfavorable tax treatment, notwithstanding anything to the contrary in the Plan. Nether the Company, any Designated Subsidiary, any other affiliate of the Company, nor any of their respective employees, officers or directors, shall have any liability whatsoever to any Participant or beneficiary thereof in the event rights granted under the Plan do not qualify for special tax treatment under the law of the United States or any other jurisdiction or in the event any adverse tax treatment applies with respect to participation in the Plan.

28.    Notification Upon Sale of Shares. Each Participant agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares purchased under the Plan where such disposition occurs within two years after the Offering Date of the Option pursuant to which such shares were purchased or within one year after the Exercise Date of such Option.

29.    Successors and Assigns. The Plan shall be binding on the Company and its successors and assigns.

30.    Captions. The captions in the Plan are for convenience of reference only, and are not intended to narrow, limit or affect the substance or interpretation of the provisions contained herein.

31.    Effective Date and Approval of Shareholders. The Plan shall take effect on the date it is adopted by the Board (and an Offering may commence at any time on or after such date) but no Option shall be exercised unless and until the Plan has been approved by the stockholders of the Company in accordance with Section 423(b) of the Code within twelve (12) months after the date the Plan is adopted by the Board. If the Plan is not so approved by the stockholders of the Company, all payroll deductions accumulated on behalf of each Participant under the Plan will be returned to each Participant (without interest, except as otherwise required by law) as soon as administratively practicable.

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019    SCAN TO VIEW MATERIALS & VOTE    VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D77266-P69962 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY    DELCATH SYSTEMS, INC.    For All Withhold All Except For All    The Board of Directors recommends you vote FOR the following: 1. To elect the two Class I director nominees Nominees: 01) Gerard Michel 02) Gilad Aharon, Ph.D.    To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.    The Board of Directors recommends you vote FOR proposals 2, 3 and 4.    For Against Abstain    2. To approve the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan; 3. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022; and 4. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.    Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.    D77267-P69962    DELCATH SYSTEMS, INC. Annual Meeting of Stockholders May 4, 2022 9:30 AM This proxy is solicited by the Board of Directors Common Stock    The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM on May 4, 2022, via webcast at www.virtualshareholdermeeting.com/DCTH2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019    SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D77268-P69962 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY DELCATH SYSTEMS, INC.    For All Withhold All Except For All    The Board of Directors recommends you vote FOR the following: 1. To elect the two Class I director nominees Nominees: 01) Gerard Michel 02) Gilad Aharon, Ph.D.    To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.    The Board of Directors recommends you vote FOR proposals 2, 3 and 4. For Against Abstain    2. To approve the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan; 3. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022; and 4. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.    Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.    D77269-P69962    DELCATH SYSTEMS, INC. Annual Meeting of Stockholders May 4, 2022 9:30 AM This proxy is solicited by the Board of Directors Series E Convertible Preferred Stock    The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series E Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM on May 4, 2022, via webcast at www.virtualshareholdermeeting.com/DCTH2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side

DELCATH SYSTEMS, INC. 1633 BROADWAY, 22ND FLOOR, SUITE C NEW YORK, NY 10019    SCAN TO VIEW MATERIALS & VOTE    VOTE BY INTERNET Before The Meeting—Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting—Go to www.virtualshareholdermeeting.com/DCTH2022 You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE—1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time on May 3, 2022. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.    TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: D77270-P69962 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY    DELCATH SYSTEMS, INC.    For All Withhold All Except For All    The Board of Directors recommends you vote FOR the following: 1. To elect the two Class I director nominees Nominees: 01) Gerard Michel 02) Gilad Aharon, Ph.D.    The Board of Directors recommends you vote FOR proposals 2, 3 and 4.    For Against Abstain    2. To approve the Delcath Systems, Inc. 2021 Employee Stock Purchase Plan; 3. To ratify the selection, by the Audit Committee of our Board of Directors, of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2022; and 4. To approve, on a non-binding advisory basis, the compensation of our named executive officers as disclosed in the Proxy Statement. NOTE: Such other business as may properly come before the meeting or any adjournment thereof.    Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.    Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.proxyvote.com.    D77271-P69962    DELCATH SYSTEMS, INC. Annual Meeting of Stockholders May 4, 2022 9:30 AM This proxy is solicited by the Board of Directors Series E-1 Convertible Preferred Stock    The stockholder hereby appoints Gerard Michel, John Purpura and David Hoffman, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Series E-1 Convertible Preferred Stock of DELCATH SYSTEMS, INC. that the stockholder is entitled to vote at the Annual Meeting of Stockholders to be held at 9:30 AM on May 4, 2022, via webcast at www.virtualshareholdermeeting.com/DCTH2022, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. Continued and to be signed on reverse side